REGISTRATION NO. 333-14927
                                                       REGISTRATION NO. 811-7883


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No.......


                         Post-Effective Amendment No. 16


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 16


                                   ICON Funds
               (Exact Name of Registrant as Specified in Charter)

                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (303) 790-1600

                              Andra C. Ozols, Esq.
                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[X] on January 30, 2003 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on January 30, 2003 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on _______________ pursuant to paragraph (a)(2) of rule 485.

                                  Page 1 of 185
                      Exhibit index is located at page 184

                                   ICON FUNDS
                                   PROSPECTUS


                        ICON Consumer Discretionary Fund
                                ICON Energy Fund
                               ICON Financial Fund
                              ICON Healthcare Fund
                              ICON Industrials Fund
                        ICON Information Technology Fund
                     ICON Leisure and Consumer Staples Fund
                               ICON Materials Fund
                     ICON Telecommunication & Utilities Fund

                          ICON Asia-Pacific Region Fund
                          ICON North Europe Region Fund
                          ICON South Europe Region Fund

                        ICON Short-Term Fixed Income Fund




                                JANUARY 30, 2003





As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether the information in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


ICON Funds (R) logo

                                TABLE OF CONTENTS


THE FUNDS......................................................................4


FUND SUMMARIES.................................................................5
         ICON CONSUMER  DISCRETIONARY FUND.....................................6
         ICON ENERGY FUND......................................................9
         ICON FINANCIAL FUND..................................................12
         ICON HEALTHCARE FUND.................................................15
         ICON INDUSTRIALS FUND................................................18
         ICON TECHNOLOGY FUND.................................................21
         ICON LEISURE and CONSUMER FUND.......................................24
         ICON MATERIALS FUND..................................................27
         ICON TELECOMMUNICATION & UTILITIES FUND..............................30
         ICON ASIA-PACIFIC REGION FUND........................................33
         ICON NORTH EUROPE REGION FUND........................................36
         ICON SOUTH EUROPE REGION FUND........................................39
         ICON SHORT-TERM FIXED INCOME FUND....................................42

MORE ABOUT INVESTMENT STRATEGIES AND RISKS....................................44

THE FUNDS' INVESTMENT MANAGER.................................................47

ABOUT YOUR INVESTMENT.........................................................49
         YOUR SHARE PRICE.....................................................49
         INVESTING IN THE FUNDS...............................................49
         DOING BUSINESS WITH THE ICON FUNDS...................................52
         REDEEMING SHARES.....................................................53
         TRANSACTION POLICIES.................................................55
         FOR MORE INFORMATION ABOUT YOUR ACCOUNT..............................58
         ESTABLISHING ADDITIONAL SERVICES.....................................58

DIVIDENDS AND DISTRIBUTIONS...................................................59

TAXES.........................................................................59

SHAREHOLDER AND TRANSFER AGENCY SERVICES......................................60

FINANCIAL HIGHLIGHTS..........................................................60

THE FUNDS

The Sector Funds
The ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund,
ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund are the Sector Funds.

The International Funds

The ICON Asia-Pacific Region Fund, ICON North Europe Region Fund and ICON South Europe Region Fund are the International Funds.


The Income Fund
The ICON Short-Term Fixed Income Fund is the Income Fund.

OUR INVESTMENT APPROACH

In managing the Sector Funds, Meridian Investment Management Corporation ("Meridian"), the Funds' investment adviser, uses its disciplined, objective, non-emotional methodology to identify industries that are under-priced. Our unique combination of industry rotation and bottom up valuation of equity investments distinguishes us from other investment managers.

We believe that certain industries lead the market during market themes. Market themes are generally related to stages of the economic cycle and typically last one to two years. Stocks in industries that were leaders become over-priced relative to intrinisic value and stocks in industries that were not in favor drop below intrinsic value. We sell over-priced industries and buy under-priced industries to capture industry themes, without restrictions on market capitalization. We also compute a value-to-price ratio for all securities in our domestic universe, which we use to determine whether the entire U.S. market is over-priced or under-priced.


We use a similar methodology in managing the International Funds, focusing on industry and sector rotation within certain geographic regions. We buy under-priced securities in specific industries and countries when our system indicates they are on sale and poised to assume market leadership. We compute a value-to price ratio for the foreign securities in our database that we use to determine whether an industry, sector and a country's securities markets are over- or under-priced. As themes in the market change, different countries, industries and sectors within particular regions may become regional leaders.

Our valuation methodology consists of the fundamentals of finance: earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields. We use this data to analyze our database of companies included in the 123 separate industries as defined by Standard & Poor's Industry

Codes. These industries are divided into nine basic market sectors. We then compare our valuation of a security to the current market price to arrive at a value-to-price ratio for each stock, and in turn, develop a value-to-price ratio for each of the 123 industries.


In addition to being under-priced, industries are required to have relative strength, meaning above average performance or leadership against the current market.

FUND SUMMARIES


The Funds' investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described on pages 6 to 44. Additional information about the Funds' investment strategies and associated risks begins on page 45.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against unmanaged securities market indexes. The indexes used in this Prospectus account for both change in security price and reinvestment of dividends (except as noted), do not reflect the impact of taxes, and do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes.

Bloomberg is the source for the index returns included in this Prospectus.

[On side panel:  Thinking Outside the Box

The ICON Funds are managed using a value approach that is not limited by restrictions on market capitalization. Most investment managers characterize their style as falling into one of six style boxes: by size of company - small-cap, mid-cap or large-cap, and by style - either value or growth. We are opposed to style grids because we believe that stocks migrate through the grid over time.

The ICON Funds are managed using an all-cap strategy that is not limited by these arbitrary barriers or restrictions. The ICON Funds may invest in a small-, mid- or large-size companies. Small-size companies are generally companies with market capitalizations of less than $1.5 billion. Mid-size companies are generally companies that have market capitalizations between $1.5 and $9 billion. Large-size companies are generally companies that have market capitalizations of more than $9 billion.]

ICON CONSUMER DISCRETIONARY FUND
[Ticker Symbol: ICCCX]


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON Consumer Discretionary Fund seeks long-term capital appreciation. To pursue this goal the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the consumer discretionary sector and traded in the U.S. Equity securities in which the Fund may invest include common stocks and preferred stocks.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the consumer discretionary sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, consumer confidence and spending, changes in demographics and consumer tastes, interest rates and competition may impact the Fund's performance.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.

[On side panel: Industries in the Consumer Discretionary Sector include Advertising, Apparel & Accessories, Apparel Retail, Auto Parts & Equipment, Automobile Manufacturers, Catalog Retail, Computer and Electronics Retail,
Consumer Electronics, Department Stores, Distributors, Footwear, General Merchandise Stores, Home Furnishings, Home Improvement Retail, Homebuilding, Household Appliances, Housewares & Specialties, Internet Retail, Motorcycle Manufacturers, Photographic Products, Specialty Stores, Textiles and Tire & Rubber.]


PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of certain broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions except as noted. Past performance, both before and after taxes, is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Year-by-Year Total Return as of 12/31


5.60%            4.74%          -11.51%        26.23%         -19.09%
1998             1999           2000           2001           2002


Best Quarter Q4 01 32.14%           Worst Quarter Q3 98  -27.47%

Average Annual Total Returns as of 12/31/02

                              1 Year         5 Years         Since Inception*

ICON Consumer
Discretionary Fund


Return Before Taxes          -19.09%          -0.01%                   -0.35%

Return After Taxes on
Distributions                -19.09%          -0.17%                   -0.50%

Return After Taxes on
Distributions and Sale of    -11.72%          -0.07%                   -0.34%
Fund Shares

S&P 1500 Index               -21.31%          -0.12%                    1.39%

S&P 1500 Consumer            -21.76%           0.09%                    2.29%
Discretionary Index


* Inception Date: 7/9/97

The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based, capitalization weighted index comprised of 1500 large-cap, mid-cap, and small-cap U.S. companies. The unmanaged S&P 1500 Consumer Discretionary Index is a capitalization-weighted index that is comprised of companies in the consumer discretionary sector as determined by S&P. Total return figures for the S&P 1500 Consumer Discretionary Index include the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. S&P 1500 Consumer
Discretionary Index returns with reinvested dividends and distributions are unavailable prior to that date.


FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund  Operating  Expenses


         Management Fee                          1.00%
         Other Expenses1                         0.29%

Total Annual Fund Operating Expenses             1.29%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year            $   131
3 Years           $   409
5 Years           $   708
10 Years          $ 1,556

ICON ENERGY FUND
[Ticker Symbol: ICENX]


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON Energy Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the energy sector and traded in the U.S. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the energy sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund's performance may be impacted by energy prices, supply and demand fluctuations, energy conservation, tax and other regulatory policies of governments, and global events including instability in the Middle East or war.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.

[On side panel: Industries in the Energy Sector include Integrated Oil & Gas, Oil & Gas Drilling, Oil & Gas Equipment & Services, Oil & Gas Exploration & Production, and Oil & Gas Refining & Marketing & Transportation.]


PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of certain broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Year-by-Year Total Return as of 12/31


-37.12%          50.27%         78.65%         -3.31%         -5.74%
1998             1999           2000           2001           2002


Best Quarter Q1 00 28.98%           Worst Quarter Q3 98  -26.42%

Average Annual Total Returns as of 12/31/02

                                1 Year         5 Years          Since Inception*

ICON Energy Fund


Return Before Taxes             -5.74%           9.00%                     6.74%

Return After Taxes on
Distributions                   -5.74%           8.35%                     6.13%

Return After Taxes on
Distributions and Sale of       -3.53%           7.19%                     5.32%
Fund Shares

S&P 1500 Index                 -21.31%          -0.12%                     0.44%

S&P 1500 Energy Index           -9.39%           1.56%                     0.37%


* Inception Date: 11/5/97

The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based, capitalization weighted index comprised of 1500 large-cap, mid-cap, and small-cap U.S. companies. The unmanaged S&P 1500 Energy Index is a capitalization-weighted index that is comprised of companies in the energy sector as determined by S&P.


FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund Operating Expenses


         Management Fee                          1.00%
         Other Expenses1                         0.35%

Total Annual Fund Operating Expenses             1.35%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year            $   137
3 Years           $   428
5 Years           $   739
10 Years          $ 1,624

ICON FINANCIAL FUND
[Ticker Symbol: ICFSX]


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON Financial Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the financial sector and traded in the U.S. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the financial sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, interest rate fluctuations, general economic conditions, the availability and cost of capital funds, natural disasters and changes in government regulation may impact the performance of the Fund. Legislation that would reduce the separation between commercial and investment banking businesses could also impact the sector and the Fund.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.

[On side panel: Industries in the Financial Sector include Banks, Consumer Finance, Diversified Financial Services, Insurance Brokers, Life & Health Insurance, Multi-Line Insurance, Multi-Sector Holdings, Property & Casualty Insurance, Real Estate Investment Trusts, Real Estate Management & Development, and Reinsurance.]


PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of certain broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Year-by-Year Total Return as of 12/31


7.04%            -1.71%         50.02%         2.61%          -17.79%
1998             1999           2000           2001           2002


Best Quarter Q3 00 25.87%           Worst Quarter Q3 98  -23.45%

Average Annual Total Returns as of 12/31/02

                                1 Year         5 Years          Since Inception*

ICON Financial Fund


Return Before Taxes             -17.79%          5.89%                     6.32%

Return After Taxes on           -17.89%          2.69%                     3.37%
Distributions

Return After Taxes on           -10.92%          3.41%                     3.88%
Distributions and Sale of
Fund Shares

S&P 1500 Index                  -21.31%         -0.12%                     1.73%

S&P 1500 Financial Index        -13.73%          2.68%                     5.91%

Inception Date:  7/1/97

The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based, capitalization weighted index comprised of 1500 large-cap, mid-cap, and small-cap U.S. companies. The unmanaged S&P 1500 Financials Index is a capitalization-weighted index that is comprised of companies in the financials sector as determined by S&P.


FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund  Operating  Expenses


         Management Fee                                 1.00%
         Other Expenses1                                0.36%

Total Annual Fund Operating Expenses                    1.36%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year            $   138
3 Years           $   431
5 Years           $   745
10 Years          $ 1,635

ICON HEALTHCARE FUND
[Ticker Symbol: ICHCX]


INVESTMENT OJBECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON Healthcare Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the healthcare sector and traded in the U.S. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the healthcare sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, competition, patent considerations, regulatory approval of products and government regulation may impact the performance of the Fund. Many of these products and services are also subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.

[On side panel: Industries in the Healthcare Sector include Biotechnology, Health Care Distributors & Services, Health Care Equipment, Health Care Facilities, Health Care Supplies, Managed Health Care, and Pharmaceuticals.]


PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of certain broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Year-by-Year Total Return as of 12/31


15.31%           3.80%          43.03%         -3.17%         -9.22%
1998             1999           2000           2001           2002


Best Quarter Q4 99 20.45%           Worst Quarter Q3 99  -16.53%

Average Annual Total Returns as of 12/31/02

                                1 Year           5 Years        Since Inception*

ICON Healthcare Fund


Return Before Taxes             -9.22%             8.52%                  10.06%

Return After Taxes on
Distributions                   -9.22%             5.63%                   7.06%

Return After Taxes on
Distributions and Sale of       -5.66%             5.70%                   6.90%
Fund Shares

S&P 1500 Index                  -21.31%           -0.12%                   3.38%

S&P 1500 Healthcare Index       -18.96%            5.43%                   7.93%

* Inception Date: 2/24/97

The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based, capitalization weighted index comprised of 1500 large-cap, mid-cap, and small-cap U.S. companies. The unmanaged S&P 1500 Healthcare Index is a capitalization-weighted index that is comprised of companies in the healthcare sector as determined by S&P.


FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund Operating Expenses


         Management Fee                                 1.00%
         Other Expenses1                                0.39%

Total Annual Fund Operating Expenses                    1.39%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year            $   142
3 Years           $   440
5 Years           $   761
10 Years          $ 1,669

ICON INDUSTRIALS FUND
[Ticker Symbol: ICTRX]


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON Industrials Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the industrials sector and traded in the U.S. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the industrials sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, interest rates, insurance costs, technical progress, capital-spending levels, labor relations and government regulation may impact the performance of the Fund.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.

[On side panel: Industries in the Industrials Sector include Aerospace & Defense, Air Freight & Couriers, Airlines, Airport Services, Building Products, Commercial Printing, Construction & Engineering, Construction & Farm Machinery, Data Processing Services, Diversified Commercial Services, Electrical Components & Equipment, Employment Services, Environmental Services, Heavy Electrical
Equipment, Highways & Railtracks, Industrial Conglomerates, Industrial Machinery, Marine, Marine Ports & Services, Office Services & Supplies, Railroads, Trading Companies & Distributors, and Trucking.]


PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of certain broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Year-by-Year Total Return as of 12/31


5.35%            -6.73%         4.27%          1.61%          -21.05%
1998             1999           2000           2001           2002


Best Quarter Q4 98 26.53%           Worst Quarter Q3 02  -21.58%

Average Annual Total Returns as of 12/31/02

                                1 Year          5 Years         Since Inception*

ICON Industrials Fund


Return Before Taxes             -21.05%          -3.85%                   -0.83%

Return After Taxes on
Distributions                   -21.05%          -4.99%                   -2.03%

Return After Taxes on
Distributions and Sale of       -12.92%          -3.50%                   -1.18%
Fund Shares

S&P 1500 Index                  -21.31%          -0.12%                    3.14%

NYSE Industrials Index          -19.37%          -0.11%                    2.75%


* Inception Date: 5/9/97

The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based, capitalization weighted index comprised of 1500 large-cap, mid-cap, and small-cap U.S. companies. The unmanaged New York Stock Exchange (NYSE) Industrials Index is a capitalization-weighted index of industrial stocks designed to measure the performance of the industrial sector of NYSE listed securities.


FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund  Operating  Expenses


         Management Fee                                 1.00%
         Other Expenses1                                0.30%

Total Annual Fund Operating Expenses                    1.30%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year            $   132
3 Years           $   412
5 Years           $   713
10 Years          $ 1,568

ICON INFORMATION TECHNOLOGY FUND
[Ticker Symbol: ICTEX]


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON Information Technology Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the information technology sector and traded in the U.S. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the information technology sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund's performance may be impacted by general economic conditions, product cycles, competition, and government regulation.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.

[On  side  panel:  Industries  in  the  Information  Technology  Sector  include
Application Software, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment & Instruments, Internet Software & Services, IT Consulting & Services, Networking Equipment, Office Electronics, Semiconductor Equipment, Semiconductors, Systems Software and Telecommunications Equipment.]

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of certain broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Year-by-Year Total Return as of 12/31


33.96%           111.03%        14.07%         -13.00%        -41.40%
1998             1999           2000           2001           2002


Best Quarter Q4 98 46.05%           Worst Quarter Q3 01  -30.36%

Average Annual Total Returns as of 12/31/02

                                1 Year          5 Years         Since Inception*

ICON Information
Technology Fund


Return Before Taxes            -41.40%           10.46%                    9.63%

Return After Taxes on
Distributions                  -41.40%            5.96%                    5.54%

Return After Taxes on
Distributions and Sale of      -25.42%            9.70%                    8.70%
Fund Shares

S&P 1500 Index                 -21.31%           -0.12%                    3.31%

S&P 1500 Information
Technology Index               -37.51%           -1.86%                    0.50%

Nasdaq Composite Index         -31.26%           -2.89%                   -0.05%


* Inception Date: 2/19/97

The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based, capitalization weighted index comprised of 1500 large-cap, mid-cap, and small-cap U.S. companies. The unmanaged S&P 1500 Information Technology Index is a capitalization-weighted index that is comprised of companies in the information technology sector as determined by S&P. The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and Small-Cap stocks.


FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund  Operating  Expenses


         Management Fee                                 1.00%
         Other Expenses1                                0.31%

Total Annual Fund Operating Expenses                    1.31%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year            $   133
3 Years           $   415
5 Years           $   718
10 Years          $ 1,579

ICON LEISURE and CONSUMER STAPLES FUND
[Ticker Symbol: ICLEX]


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON Leisure and Consumer Staples Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the leisure and consumer staples sector and traded in the U.S. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the leisure and consumer staples sector which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund's performance may be impacted general economic conditions, consumer confidence, consumer preferences, product cycles, competition, and changes in government regulation.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.


[On side panel: Industries in the Leisure & Consumer Staples Sector include Broadcasting/Cable, Casinos & Gaming, Leisure Products, Hotels, Publishing & Printing, Tobacco, Agricultural Products, Brewers, Distillers & Vintners, Drug Retail, Food Distributors, Foot Retail, Household Products, Leisure Facilities, Meat, Poultry & Fish, Movies & Entertainment, Packaged Foods, Personal Products, Soft Drinks and Restaurants.]

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of certain broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions except as noted. Past performance, both before and after taxes, is no guarantee of future results.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Year-by-Year Total Return as of 12/31


17.84%           -4.51%         14.38%         25.03%         -9.67%
1998             1999           2000           2001           2002


Best Quarter Q4 01 27.28%           Worst Quarter Q3 01  -14.36%

Average Annual Total Returns as of 12/31/02

                                1 Year           5 Year         Since Inception*

ICON Leisure &
Consumer Staples Fund


Return Before Taxes             -9.67%            7.77%                    9.61%

Return After Taxes on
Distributions                   -9.67%            5.62%                    7.66%

Return After Taxes on
Distributions and Sale of       -5.94%            5.61%                    7.26%
Fund Shares

S&P 1500 Index                 -21.31%           -0.12%                    3.14%

S&P 1500 Consumer Staples
Index                           -3.99%            1.08%                    3.81%

S&P 1500 Consumer
Discretionary Index             -21.76%           0.09%                    3.60%


* Inception Date: 5/9/97


The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based, capitalization weighted index comprised of 1500 large-cap, mid-cap, and small-cap U.S. companies. The unmanaged S&P 1500 Consumer Staples Index is a capitalization-weighted index that is comprised of companies in the consumer staples index as determined by S&P. The unmanaged S&P 1500 Consumer Discretionary Index is a capitalization-weighted index that is comprised of companies in the consumer discretionary sector as determined by S&P. Total return figures for the S&P 1500 Consumer Discretionary Index include the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. S&P 1500 Consumer Discretionary Index returns with reinvested dividends and distributions are unavailable prior to that date.


FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund  Operating  Expenses

         Management Fee                                 1.00%
         Other Expenses1                                0.34%

Total Annual Fund Operating Expenses                    1.34%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year            $   136
3 Years           $   425
5 Years           $   734
10 Years          $ 1,613

ICON MATERIALS FUND
[Ticker Symbol: ICBMX]


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON Materials Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the materials sector and traded in the U.S. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the materials sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, commodity prices, competition, and changes in government regulation may impact the performance of the Fund.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.

[On side panel: Industries in the Materials Sector include Aluminum, Commodity Chemicals, Construction Materials, Diversified Chemicals, Diversified Metals & Mining, Fertilizers & Agricultural Chemicals, Forest Products, Gold, Industrial Gases, Metal & Glass Containers, Paper Packaging, Paper Products Precious Metals & Minerals, Specialty Chemicals, and Steel.]


PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of certain broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Year-by-Year Total Return as of 12/31


-10.59%          23.12%         -23.56%        10.33%         -12.43%
1998             1999           2000           2001           2002

Best Quarter Q2 99 22.66%           Worst Quarter Q4 97  -30.22%


Average Annual Total Returns as of 12/31/02

                                1 Year          5 Years         Since Inception*

ICON Materials Fund


Return Before Taxes            -12.43%           -4.05%                   -8.14%

Return After Taxes on
Distributions                  -12.49%           -4.23%                   -8.52%

Return After Taxes on
Distributions and Sale of       -7.63%           -3.27%                   -6.39%
Fund Shares

S&P 1500 Index                 -21.31%           -0.12%                   3.03%%

S&P 1500 Materials Index        -7.41%           -0.49%                    0.37%


* Inception Date: 5/5/97

The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based, capitalization weighted index comprised of 1500 large-cap, mid-cap, and small-cap U.S. companies. The unmanaged S&P 1500 Materials Index is a capitalization-weighted index that is comprised of companies in the materials sector as determined by S&P.


FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund  Operating  Expenses


         Management Fee                                 1.00%
         Other Expenses1                                0.36%

Total Annual Fund Operating Expenses                    1.36%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year            $   138
3 Years           $   431
5 Years           $   745
10 Years          $ 1,635

ICON TELECOMMUNICATION & UTILITIES FUND
[Ticker Symbol: ICTUX]


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON Telecommunication & Utilities Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the telecommunication and utilities sector and traded in the U.S. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the telecommunication and utilities sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, supply and demand, competition, and government regulation or deregulation may impact the performance of this Fund. Many of the products and services in the telecommunications sector also are subject to rapid obsolescence. The recent trend towards deregulation in the utility industries presents special risks. Companies may be faced with increased competition and may become less profitable.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.

[On side panel: Industries in the Telecommunications & Utilities Sector include Electric Utilities, Gas Utilities, Multi-Utilities, Water Utilities, Alternative Carriers, Integrated Telecommunications Services, and Wireless Telecommunication Services.]


PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of certain broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Year-by-Year Total Return as of 12/31


29.99%           6.90%          11.82%         -18.09%        -18.33%
1998             1999           2000           2001           2002


Best Quarter Q3 00 15.65%           Worst Quarter Q1 01  -15.99%

Average Annual Total Returns as of 12/31/02

                                1 Year          5 Year          Since Inception*

ICON Telecommunications
& Utilities Fund


Return Before Taxes            -18.33%           0.78%                     4.51%

Return After Taxes on
Distributions                  -18.68%          -5.19%                    -1.18%

Return After Taxes on
Distributions and Sale of      -11.26%          -1.42%                     1.66%
Fund Shares

S&P 1500 Index                 -21.31%          -0.12%                     1.39%

S&P 1500 Telecommunications
Services Index                 -34.33%          -8.43%                    -3.60%

S&P 1500 Utilities Index       -26.13%          -2.75%                     0.97%


* Inception Date: 7/9/97


The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based, capitalization weighted index comprised of 1500 large-cap, mid-cap, and small-cap U.S. companies. The unmanaged S&P 1500 Communication Services Index is a capitalization-weighted index that is comprised of companies in the communications services sector as determined by S&P. The unmanaged S&P 1500 Utilities Index is a capitalization-weighted index that is comprised of companies in the utilities sector as determined by S&P.


FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund Operating Expenses


         Management Fee                                 1.00%
         Other Expenses1                                0.50%

Total Annual Fund Operating Expenses                    1.50%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year            $   153
3 Years           $   474
5 Years           $   818
10 Years          $ 1,791

ICON ASIA-PACIFIC REGION FUND
[Ticker Symbol: ICARX]


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON Asia-Pacific Region Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities of companies with their principal business activities in the Asia-Pacific region. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: In determining where a company conducts its principal business activities, we consider where the issuer's assets are located, where the issuer operates and is organized, where the majority of the issuer's gross income is earned and whether the issuer's principal stock exchange listing is in the region.]

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may be less liquid than U.S. stock markets.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.

[On side panel:  Countries in the Asia-Pacific Region include Australia,  China,
Hong  Kong,  Indonesia,  Japan,  Korea,  Malaysia,  New  Zealand,   Philippines,
Singapore, Taiwan and Thailand.]


PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of a broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions except as noted. Past performance, both before and after taxes, is no guarantee of future results.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Year-by-Year Total Return as of 12/31


-6.17%           69.72%         -27.03%        -29.61%        -10.53%
1998             1999           2000           2001           2002


Best Quarter Q4 98 27.21%           Worst Quarter Q3 01  -21.81%

Average Annual Total Returns as of 12/31/02

                           1 Year             5 Year            Since Inception*

ICON Asia-Pacific
Region Fund


Return Before Taxes       -10.53%             -6.06%                      -8.23%

Return After Taxes on
Distributions             -10.53%             -6.08%                      -8.25%

Return After Taxes on
Distributions and Sale of  -6.47%             -4.73%                      -6.30%
Fund Shares

MSCI Pacific Index        -11.92%             -5.45%                      -8.67%


* Inception Date: 2/25/97

The unmanaged Morgan Stanley Capital International (MSCI) Pacific Index is comprised of stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership. Total return figures for the index assumes change in security price and deduction of local taxes. Total return figures for the index for the periods through July 31, 2002 do not include the reinvestment of any dividends or distributions and the returns do not include the costs of managing a mutual fund.


FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund  Operating  Expenses


         Management Fee                                 1.00%
         Other Expenses1                                0.66%

Total Annual Fund Operating Expenses                    1.66%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year            $   169
3 Years           $   523
5 Years           $   902
10 Years          $ 1,965

ICON NORTH EUROPE REGION FUND
[Ticker Symbol: ICNEX]


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON North Europe Region Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities of companies with their principal business activities in the North Europe region. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may be less liquid than U.S. stock markets.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.

[On side panel: Countries in the North Europe Region include Belgium, Denmark, Finland, Germany, Ireland, the Netherlands, Norway, Sweden, and the United Kingdom.]

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of certain broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions except as noted. Past performance, both before and after taxes, is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Year-by-Year Total Return as of 12/31


15.25%           20.74%         -8.65%         -22.28%        -18.56%
1998             1999           2000           2001           2002


Best Quarter Q4 99 17.55%           Worst Quarter Q3 02  -21.68%

Average Annual Total Returns as of 12/31/02

                           1 Year             5 Year            Since Inception*

ICON North Europe
Region Fund


Return Before Taxes       -18.56%             -4.25%                      -1.65%

Return After Taxes on     -18.88%             -6.02%                      -3.26%
Distributions

Return After Taxes on
Distributions and Sale    -11.40%             -3.34%                      -1.30%
of Fund Shares

Bloomberg European
500 Index                 -29.86%             -0.86%                       3.20%

MSCI Europe 15 Index      -20.11%             -3.87%                      -0.24%


* Inception Date: 2/18/97

The unmanaged Bloomberg European 500 Index measures the weighted average performance in U.S. dollars of the 500 most highly capitalized European companies. The unmanaged Morgan Stanley Capital International (MSCI) Europeon 15 Index measures the weighted average performance in U.S. dollars of share prices of a select group of stocks from 15 European countries. Total return figures for the indexes assume change in security price and the deduction of local taxes and do not include the costs of managing a mutual fund. Total return figures for the MSCI Europe 15 Index for the periods through July 31, 2002 do not include the reinvestment of any dividends or distributions.


FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund  Operating  Expenses


         Management Fee                                 1.00%
         Other Expenses1                                0.72%

Total Annual Fund Operating Expenses                    1.72%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year            $   175
3 Years           $   542
5 Years           $   933
10 Years          $ 2,030

ICON SOUTH EUROPE REGION FUND
[Ticker Symbol: ICSEX]


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON South Europe Region Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities of companies with their principal business activities in the South Europe region. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may be less liquid than U.S. stock markets.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.

[On side panel: Countries in the South Europe Region include Austria, France, Greece, Italy, Portugal, Spain and Switzerland.]

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of certain broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions except as noted. Past performance, both before and after taxes, is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Year-by-Year Total Return as of 12/31


21.71%           -4.67%         -1.29%         -21.44%        -6.69%
1998             1999           2000           2001           2002


Best Quarter Q1 98 21.99%           Worst Quarter Q3 02  -20.94%

Average Annual Total Returns as of 12/31/02

                             1 Year           5 Years           Since Inception*

ICON South Europe
Region Fund


Return Before Taxes          -6.69%            -3.44%                      0.66%

Return After Taxes on
Distributions                -6.69%            -4.98%                     -1.11%

Return After Taxes on
Distributions and Sale of    -4.11%            -3.20%                     -0.09%
Fund Shares

Bloomberg European
500 Index                   -29.86%            -0.86%                      3.25%

MSCI Europe 15 Index        -20.11%            -3.87%                     -0.25%


* Inception Date: 2/18/97

The unmanaged Bloomberg European 500 Index measures the weighted average performance in U.S. dollars of the 500 most highly capitalized European companies. The unmanaged Morgan Stanley Capital International (MSCI) Europeon 15 Index measures the weighted average performance in U.S. dollars of share prices of a select group of stocks from 15 European countries. Total return figures for the indexes assume change in security price and the deduction of local taxes and do not include the costs of managing a mutual fund. Total return figures for the MSCI Europe 15 Index for the periods through July 31, 2002 do not include the reinvestment of any dividends or distributions.


FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund Operating  Expenses


         Management Fee                                 1.00%
         Other Expenses1                                1.14%

Total Annual Fund Operating Expenses                    2.14%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year             $   217
3 Years            $   670
5 Years            $ 1,149
10 Years           $ 2,472

ICON SHORT-TERM FIXED INCOME FUND
[Ticker Symbol: ICSTX]


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Short-Term Fixed Income Fund seeks high current income consistent with the preservation of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income U.S. Treasury obligations, obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government and repurchase agreements involving those obligations. The Fund may also invest in short-term commercial paper. The maximum remaining maturity of any single issue will be two years, with the exception of floating rate securities that reset at least annually. Under normal conditions, the Fund's duration will range from 6 months to 18 months.


MAIN RISKS OF INVESTING

This Fund is not a money market fund and has a fluctuating net asset value. An investment in this Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in this Fund are:


Interest Rate Risk. When interest rates change, the Fund's performance will be affected. Fixed income securities tend to move inversely with changes in interest rates. For example, when interest rates rise, prices of fixed income securities generally fall.

Credit Risk. The value of the fixed income securities held by the Fund fluctuates with the credit quality of the issuers of those securities. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund's share price.

Counterparty Risk. This is a risk that the other party to a repurchase transaction will not fulfill its contractual obligation to complete the transaction with the Fund.


Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of a broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



Year-by-Year Total Return as of 12/31


6.06%            3.48%          4.99%          1.77%          1.16%
1998             1999           2000           2001           2002


Best Quarter Q3 98 2.61%            Worst Quarter Q1 02  -0.50%

Average Annual Total Returns as of 12/31/02

                             1 Year            5 Year           Since Inception*

ICON  Short-Term
Fixed Income Fund


Return Before Taxes           1.16%             3.47%                      3.70%

Return After Taxes on
Distributions                 0.95%             1.74%                      1.73%

Return After Taxes on
Distributions and Sale of     0.69%             1.96%                      2.00%
Fund Shares

Merrill Lynch 1-Year  U.S.
Treasury Bill Index           3.28%             5.30%                      5.38%


* Inception Date: 2/7/97


The Merrill Lynch 1-Year U.S. Treasury Bill Index consists of a single issue with a maturity date closest to a one-year maturity. The issue in the index is replaced on a monthly basis to maintain the characteristics of the index. Total return figures for the index do not reflect the costs of managing a mutual fund.

FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees may be imposed by your adviser or broker.


Fee Table


Annual Fund  Operating  Expenses


         Management Fee                                 0.65%
         Other Expenses1,2                              0.76%
Total Annual Fund Operating Expenses Without
Reimbursements and Waivers2                             1.41%


Total Net Annual Fund Operating Expenses With
Reimbursements and Waivers2                             1.35%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

2 Meridian has contractually agreed to limit the Other Expenses of the Fund so that daily accrued Fund expenses do not exceed the Fund's daily accrued income. This expense waiver may be terminated at any time after September 30, 2003 upon 30 days written notice of termination to the Fund's Board of Trustees.


Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

1 Year             $  137
3 Years            $  428
5 Years            $  739
10 Years           $1,624

MORE ABOUT INVESTMENT STRATEGIES AND RISKS


Each Fund seeks to achieve its investment objective through its unique investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information contains more detailed information about the Funds' investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES


Fixed-Income Securities. While the Sector Funds and the International Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities when it is believed that these investments offer opportunities for capital appreciation. Fixed-income securities in which the Sector and International Funds might invest include bonds, debentures, and other corporate or government obligations.


Securities That Are Not Readily Marketable. Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of the Funds' assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Funds do not have any limitations regarding portfolio turnover. A Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.


Shareholder Notice. The Sector Funds will not change their strategies of normally investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in equity securities of companies in a particular sector without providing shareholders at least 60 days advance notice. The International Funds will not change their strategy of investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in foreign equity securities of the particular region without providing shareholders at least 60 days advance notice. The Income Fund will not change its strategy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income U.S. Treasury obligations, obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government and repurchase agreements involving those obligations without providing shareholders at least 60 days advance notice.


More About Risk

Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors, including:

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.


Small and Mid-Size Company Risk. There are risks associated with investments in small and mid-size companies. Small companies, and to an extent mid-size companies, may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that a Fund could have greater difficulty buying or selling a security of a small or mid-size company at an acceptable price, especially in periods of market volatility.


Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments. These risks include:

Market Risk. Foreign markets have less trading volume than U.S. markets, are not generally as liquid, and may be more volatile than those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States and settlement periods may be longer.

Regulatory Risk. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards may be less uniform than in the United States.

Exchange control regulations or currency restrictions could prevent cash from being brought back into the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may also be subject to withholding taxes in foreign countries and could experience difficulty in pursuing legal remedies and collecting judgments.


Currency Risk. The International Funds' assets are invested primarily in foreign securities. Since substantially all of their revenues are received in foreign currencies, these Funds' net asset values will be affected by changes in currency exchange rates to a greater extent that funds investing primarily in domestic securities. These Funds pay dividends, if any, in U.S. dollars and incur currency conversion costs.

Political Risk. Foreign investments may be subject to the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and political, economic or social instability.

Risk of Fixed-Income Investments. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk. When interest rates change, the value of the fixed-income portion of a Fund will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund's share price.

Changes in Debt Ratings. If a rating agency gives a debt security a low rating, the value of the security will decline because investors will demand a higher rate of return.

THE FUNDS' INVESTMENT MANAGER

Meridian serves as investment adviser to each Fund and is responsible for selecting the Funds' investments and handling their day-to-day business.
Meridian's corporate offices are located at 5299 DTC Boulevard, Greenwood Village, Colorado 80111.


Meridian and its predecessor company have operated as investment advisers since 1986. Meridian also serves as investment adviser or sub-adviser to a number of other investment advisers, pension and profit sharing plans, public retirement systems and private accounts, managing over $1 billion in assets as of December 31, 2002.

Investment decisions are made by Meridian's Investment Committee, which is chaired by Dr. Craig Callahan. Dr. Callahan has been Chief Investment Officer of Meridian and its predecessor company since 1986. He earned a Doctorate of Business Administration (Finance) degree from Kent State University and began his investment career in 1979.


The other members of the Investment Committee are Derek N. Rollingson, Robert Straus and J.C. Waller III. Mr. Rollingson has a BS in Finance from Brigham Young University with a minor in Statistics and is currently pursuing his Masters of Finance. He joined Meridian in 2000 after working as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000. Mr. Straus holds a BA in Journalism from New York University and a MBA from the University of Denver. Mr. Straus was previously employed by Meridian as a trader from 1996 to 1999 and rejoined Meridian in 2001. Mr. Waller jointed Meridian in 2000. Mr. Waller has a BS in Business Administration from Southwestern Oklahoma State University and is currently pursuing his International MBA. Mr. Waller was previously employed by the U.S. Army from 1993 to 2000 as a Chinese-Mandarin Linguist.


Meridian is owned by Meridian Management & Research Corporation ("MM&R"). Craig Callahan owns 100% of the stock of MM&R.

Meridian receives a management fee for managing each Fund's investments. Each Fund's annual management fee is the following percentage of the respective Fund's average daily net assets:

ICON Consumer Discretionary Fund                              1.00%
ICON Energy Fund                                              1.00%
ICON Financial Fund                                           1.00%
ICON Healthcare Fund                                          1.00%
ICON Industrials Fund                                         1.00%
ICON Information Technology Fund                              1.00%
ICON Leisure & Consumer Staples Fund                          1.00%
ICON Materials Fund                                           1.00%
ICON Telecommunication & Utilities Fund                       1.00%
ICON Asia-Pacific Region Fund                                 1.00%
ICON North Europe Region Fund                                 1.00%
ICON South Europe Region Fund                                 1.00%
ICON Short-Term Fixed Income Fund                             0.65%

Meridian also provides administrative services to the Funds. Meridian receives a fee from the ICON Funds for these services that is calculated at an average annual rate of 0.05% on the first $500 million of assets, and 0.04% on assets above $500 million.

ABOUT YOUR INVESTMENT

Your Share Price


The price you pay for a share of a Fund and the price you receive upon selling or redeeming a share of a Fund is called the net asset value (NAV). NAV is calculated by dividing the total net assets of each Fund by the total number of shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 4 p.m. Eastern time) on each day that the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The International Funds may conduct portfolio transactions on days the NYSE is closed. Those transactions and changes in the value of the International Funds' foreign securities holdings on such days may affect the value of the International Funds' shares on days when you will not be able to purchase, exchange or redeem shares


The Funds use pricing services to determine the market value of the securities in their portfolios. If market quotations are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid. In such instances, the valuation assigned to the security for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The NAV price of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon a Fund's investment performance.

We will price your purchase, exchange, or redemption of Fund shares at the next NAV calculated after your request is received in good order by the Funds' transfer agent or by certain other agents of the Funds.

Investing in the Funds


[On side panel: If you purchased shares through an adviser or broker, they may impose policies, limitations and fees which are in addition to those described in this Prospectus].


Types of Accounts

The following types of account registrations are available:

Individual or Joint Tenant

Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

Transfer on Death

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA or UTMA (Uniform Gifts to Minors Act or Uniform Transfers to Minors Act)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as a UGMA or UTMA.

Trust

The trust needs to be effective before this type of account can be established.

Corporation or Other Entity

A corporation or entity may own an account. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

Retirement Accounts

You may set up the following retirement and similar accounts:

Traditional and Roth IRAs

Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 ($3,500 for IRA holders age 50 or older before the end of the taxable year) or 100% of compensation annually.

Rollover IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

Simplified Employee Pension IRA (SEP-IRA)

This type of account allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

Coverdell Education Savings Account (formerly Education IRA)

This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

Each year you will be charged a $12.50 custodial fee for each IRA maintained under your Social Security number up to a maximum fee of $25.00. This fee may be changed upon 30 days notice.

Profit Sharing Plan and Money Purchase Pension Plan

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(K) Plan

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

We recommend that you consult your tax adviser regarding the particular tax consequences of these retirement plan options.

Minimum Initial Investments

To open a Fund account, please enclose a check payable to "ICON Funds" for one of the following amounts:

o    $1,000 minimum for regular accounts
o    $1,000 minimum for IRA and UGMA/UTMA accounts
o No minimum if you begin an Automatic Investment Plan or Payroll Deduction of $100 or more per month or per pay period

Minimum Additional Investments

o    $100 for additional contributions
o    $100 for Automatic Investment Plan payments
o    $100 for payroll deduction

Doing Business with The ICON Funds
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------
                               How to Open an Account       How to Add to an Account  How to Redeem Shares  How to Exchange Shares
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------

By Phone                       If your account with us      Electronic Funds          We can generally      If you have telephone
1-800-764-0442                 has telephone exchange       Transfer allows you to    send proceeds only    exchange privileges,

                               privileges, you can call     make electronic           to the address or     you may exchange from
                               to open an account in        purchases directly from   bank of record.       one ICON Fund to
                               another ICON Fund by         a checking or savings     Minimum redemption    to another. The names
                               exchange. The names and      account at your           -$100; $1,000         and for registrations
                               registrations need to be     request.  You may         minimum for           need to be identical
                               identical on both            establish Electronic      redemptions by wire.  on both accounts.
                               accounts.                    Funds Transfer when       Phone redemption is
                                                            your account is opened,   not available on
                               Otherwise, you must          or add it later  by       retirement accounts
                               complete a New Account       completing an Account     and certain other
                               Application and send it      Changes Form. We          accounts
                               with your investment         charge no fee for
                               check. The Funds do not      Electronic Funds
                               accept third-party           Transfer transactions.
                               checks, money orders or      It may take up to 15
                               cashiers checks.             days after an account
                                                            is established for
                                                            Electronic Funds
                                                            Transfer to be
                                                            available.
------------------------------- --------------------------- ------------------------- ------------------------- --------------------
By Mail                         Complete the proper         Make your check payable   In a letter, please       In a letter, include
                                application. Make your      to "ICON Funds."          tell us the number of     the name(s) of the
ICON Funds                      check payable to            Enclose a purchase stub   shares or dollars you     account owner(s),
Mutual Fund Services Funds      "ICON Funds." We            (from your most recent    wish to redeem, the       the Fund and account
P.O. Box 701                    cannot establish new        confirmation or           name(s) of the account    number you wish to
Milwaukee, WI  53201-0701       accounts with third-        quarterly statement);     owner(s), the Fund and    exchange from, your
                                party checks, money         if you do not have        account number, and       Social Security or
Overnight:                      orders or cashiers          one, write the Fund       your Social Security or   tax identification
ICON Funds                      checks.                     name and your account     tax identification        number, the dollar
Mutual Fund Services -                                      number on the check.      number.  All account      or share amount you
Third Floor                                                 For IRAs, please          owners need to sign the   wish to exchange
615 East Michigan Street                                    state the contribution    request exactly as their  into.  All account
Milwaukee, WI  53202                                        year.                     names appear on the       owners need to sign
                                                                                      account. We can send      the request exactly
                                                            The Funds do not accept   proceeds only to the      as their names
                                                            third-party checks,       address or bank of        appear on the
                                                            money orders or cashiers  record.                   account.
                                                            checks.
------------------------------- --------------------------- ------------------------- ------------------------- --------------------
By Wire                         Complete   and   mail  the  Wire funds to:            $1,000 minimum. Monies    Not applicable.
                                proper application.         US Bank, N.A.             are usually received
                                                            Milwaukee, WI             the business day after
                                Wire funds to:              ABA 042000013             you sell. There is a
                                US Bank, N.A.               Credit:                   $15.00 fee for this
                                Milwaukee, WI               U.S. Bancorp Fund         service.
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------

Doing Business with the ICON Funds
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------
                               How to Open an Account       How to Add to an Account  How to Redeem Shares  How to Exchange Shares
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------

                               ABA 042000013                Services LLC              Unless otherwise
                               Credit:                      Account #112-952-         specified, we will
                               U.S. Bancorp Fund            137                       deduct the fee from
                               Services LLC                                           your redemption
                               Account #112-952-            Please indicate the       proceeds.
                               137                          Fund name and your
                                                            shareholder account
                               Please indicate the          number, and indicate
                               Fund name, and your          the name(s) of the
                               shareholder, account         account owner(s).
                               number, and indicate
                               the name(s) of the
                               account owner(s).
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------
Through our website            Download, complete           Not available.            Not available.        Not available.
www.iconfunds.com              and mail a signed
                               printout of the proper
                               application.

------------------------------ ---------------------------  ------------------------  --------------------  -----------------------
Through Automatic              Automatic Investment         Automatic Investment      Systematic Withdrawal Fund-to-Fund Investment
Investment Plans               Plan (AIP) allows you        Plan (AIP) allows you     Plan permits you to   Plan allows you to
                               to make electronic           to make electronic        receive a fixed sum   automatically exchange
                               purchases directly from      purchases directly        on a monthly,         a fixed dollar amount
                               a checking or savings        from a checking or        quarterly or annual   from one Fund to
                               account.  The minimum to     savings account.          basis from accounts   purchase shares in
                               open an account is $100      The minimum to            with a value of       another Fund.
                               per month.  We charge no     open an account is        $5,000 or more.
                               fee for AIP.                 $100 per month.  We       Payments may be sent
                                                            charge no fee for         electronically to
                                                            AIP.                      your bank of record
                                                                                      or to you in check
                                                                                      form.
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------

Redeeming Shares

Shares Recently Purchased by Check or Electronic Funds Transfer

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to eight business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

Individual, Joint Tenant, Transfer on Death

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA Accounts

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian(s) on the account.

Retirement Accounts

Please call 1-800-764-0442 for the appropriate form.

Trust Accounts

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

Corporation or Other Entity

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

Signature Guarantee

For your  protection,  we require a guaranteed  signature  if you  request:

o a redemption check made payable to anyone other than the shareholder(s) of record
o    a redemption check mailed to an address other than the address of record
o a redemption check or wire sent to a bank other than the bank we have on file
o a redemption check mailed to an address of record that has been changed within 30 days of your request
o a redemption for $50,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

You can have your signature guaranteed at a:

o    bank
o    broker/dealer
o    credit union (if authorized under state law)
o    securities exchange/association
o    clearing agency
o    savings association

Please note that a notary public cannot provide a signature guarantee.

Redemption Proceeds

We can deliver redemption proceeds to you:

By Check


Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see Signature Guarantee). If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.


By Wire

$1,000 minimum. Proceeds are usually received the business day after the date you sell. There is a $15 fee for this service. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

By Electronic Funds Transfer

No fee. Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemptions exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

Transaction Policies

We can execute transaction requests only if they are in good order. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

Transactions Conducted by Phone or Fax

The Funds, Meridian, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, Meridian, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Funds may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

o    requiring personal identification prior to acting upon instructions
o    providing written confirmation of such transactions
o    tape-recording telephone instructions

Effective Date of Transactions

Transaction requests received in good order prior to the close of the New York Stock Exchange on a given date will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds' transfer agent. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payments.

U.S. Dollars

Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash, cashiers checks or money orders.

Returned Checks

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.

Confirmation Statements

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

Taxpayer Identification Number

If you do not provide your Social Security or other taxpayer identification number when you open your account, federal law requires the Funds to withhold 30% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 30% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing such a number, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the shareholder's taxpayer identification number on required reports.

Account Minimums

The Funds requires you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.


We will decide whether to close an account based on our determination of what is best for the Funds. We will give you at least 60 days written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.


We reserve the right to:

o    reject any investment or exchange
o    cancel any purchase due to nonpayment
o    modify the conditions of purchase or sale at any time
o    waive or lower investment minimums or requirements
o    limit the amount that may be purchased
o close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds
o    suspend the offering of shares

Market Timers

We do not permit market timing or other abusive trading practices in our Funds. Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm Fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. The Funds also reserve the right to delay delivery of a market timer's redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

Investor Services

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442.

24-Hour Account Information

o By Phone: 1-800-764-0442 - the automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

o ICON Funds Website: By visiting www.iconfunds.com, you can access the latest Fund performance returns, daily prices and much more 24 hours a day.

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

Automatic Investment Plan (AIP)


Allows you to make automatic purchases of at least $100 from a bank account. See How to Add to an Account Through Automatic Investment Plans on page 53.


Electronic Funds Transfer Program

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

Systematic Withdrawal Plan

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

Payroll Deduction

Allows you to make automatic purchases of at least $100 per pay period through payroll deduction.

Householding

To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days of your request.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Sector and International Funds intend to distribute any net investment income and net capital gains on an annual basis each December. The ICON Short-Term Fixed Income Fund intends to distribute any net income on a monthly basis and to distribute any net capital gains each December. From time to time, the Funds may make additional distributions.

You have the option of reinvesting income dividends and capital gain distributions in shares of the distributing Fund or receiving either or both of these types of distributions in cash. The payment method for net short-term capital gain distributions is the same as you elect for dividends. Dividends and any other distributions from the Funds are automatically reinvested in additional shares unless you elect to receive these distributions in cash. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. A portion of the dividends may qualify for dividends-received deduction for corporations.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund's total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you redeem or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

SHAREHOLDER AND TRANSFER AGENCY SERVICES

US Bancorp Mutual Fund Services, LLP provides shareholder and transfer agent services to the Funds. Registered broker/dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities may provide shareholder services, recordkeeping and/or administrative services to certain accounts. Meridian may pay a fee to these entities for these services.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the five years ended September 30, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund's shares, assuming the reinvestment of all dividends and distributions.

These  financial  highlights  have been  audited by  PricewaterhouseCoopers  LLP
(PwC).  PwC's  report and the Funds'  financial  statements  are included in the
Funds' 2002 Annual Report, which is available upon request or at www.iconfunds.com.

ICON Consumer Discretionary Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998

Net asset value - beginning of period                 $8.96             $9.23          $9.67          $7.87          $10.96
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                         (0.06)            (0.01)         (0.02)         -              (0.01)
Net gains (losses) on securities (both realized
and unrealized)                                        1.22              (0.26)        (0.42)         2.04           (3.08)
                                                      ----------------  -------------  -------------  -------------  -------------

Total from investment operations                      1.16              (0.27)         (0.44)         2.04           (3.09)
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                -                 -              -              -              -
Distributions (from net realized gains)               -                 -              -              (0.24)         -
                                                      ----------------  -------------  -------------  -------------  -------------

Total distributions                                   -                 -              -              (0.24)         -
                                                      ----------------  -------------  -------------  -------------  -------------
Net asset value - end of period                       $10.12            $8.96          $9.23          $9.67          $7.87
                                                      ================  =============  =============  =============  =============

Total return                                          12.95%            (2.93%)        (4.55%)        25.78%         (28.26%)

Net assets - end of period (in thousands)             $121,640          $107,075       $40,894        $54,351        $49,003
Average net assets for the period
(in thousands)                                        $184,174          $78,281        $46,246        $58,294        $39,883
Ratio of expenses to average net assets               1.29%             1.37%          1.35%          1.35%          1.37%
Ratio of net investment income (loss) to average
net assets                                            (0.49%)           (0.10%)        (0.27%)        (0.46%)        (0.36%)

Portfolio turnover rate                               128.06%           88.20%         88.44%         27.83%         72.42%

X    Calculated using average share method

ICON Energy Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998a

Net asset value - beginning of period                 $11.29            $13.19         $7.98          $6.35          $10.00
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                         (0.08)            0.07           0.04           0.01           0.06
Net gains (losses) on securities (both realized
and unrealized)                                        0.65            (0.76)          5.17           1.69           (3.71)
                                                      ----------------  -------------  -------------  -------------  -------------

Total from investment operations                      0.57              (0.69)         5.21           1.70           (3.65)
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                (0.02)            (0.09)         -              (0.07)         -
Distributions (from net realized gains)               -                 (1.12)         -              -              -
                                                      ----------------  -------------  -------------  -------------  -------------

Total distributions                                   (0.02)            (1.21)         -              (0.07)         -
                                                      ----------------  -------------  -------------  -------------  -------------

Net asset value - end of period                       $11.84            $11.29         $13.19         $7.98          $6.35
                                                      ================  =============  =============  =============  =============

Total return                                          5.03%             (6.53%)        65.29%         27.28%         (36.50%)

Net assets - end of period (in thousands)             $104,220          $36,945        $44,294        $19,230        $12,335
Average net assets for the period
(in thousands)                                        $71,434           $49,195        $29,564        $13,801        $21,128
Ratio of expenses to average net assets*              1.35%             1.39%          1.36%          1.45%          1.20%
Ratio of net investment  income (loss) to average
net assets*                                           (0.61%)           0.54%          0.43%          (0.26%)        0.51%

Portfolio turnover rate                               26.30%            134.77%        123.70%        34.41%         112.62%

X    Calculated  using  average  share method a For the period  November 5, 1997
     (commencement of operations) to September 30, 1998
*    Annualized for periods less than a year


ICON Financial Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998

Net asset value - beginning of period                 $12.04            $12.26         $8.99          $9.37          $10.51
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                         (0.01)            0.06           0.11           0.02           0.04
Net gains (losses) on securities (both realized
and unrealized)                                       (1.08)            1.13           3.28           1.05           (1.14)
                                                      ----------------  -------------  -------------  -------------  -------------

Total from investment operations                      (1.09)            1.19           3.39           1.07           (1.10)
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                -                 (1.41)         (0.12)         (0.06)         (0.01)
Distributions (from net realized gains)               (2.11)            -              -            (1.39)           (0.03)
                                                      ----------------  -------------  ----------------------------  -------------

Total distributions                                   (2.11)            (1.41)         (0.12)         (1.45)         (0.04)
                                                      ----------------  -------------  -------------  -------------  -------------

Net asset value - end of period                       $8.84             $12.04         $12.26         $8.99          $9.37
                                                      ================  =============  =============  =============  =============

Total return                                          (11.88%)          9.57%          38.14%         10.05%         (10.46%)

Net assets - end of period (in thousands)             $110,116          $54,318        $100,404       $5,483         $17,211
Average net assets for the period
(in thousands)                                        $60,904           $59,425        $43,690        $10,415        $28,304
Ratio of expenses to average net assets               1.36%             1.41%          1.33%          1.58%          1.33%
Ratio of net investment  income (loss) to average
net assets                                            (0.06%)           0.51%          1.14%          0.09%          0.35%

Portfolio turnover rate                               69.58%            174.41%        28.99%         53.29%         87.68%

X    Calculated using average share method


ICON Healthcare Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998

Net asset value - beginning of period                 $11.57            $11.93         $7.98          $11.39         $11.78
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                         (0.12)            (0.10)         (0.08)         -              0.02
Net gains (losses) on securities (both realized
and unrealized)                                       (0.49)             0.51           4.34           (0.25)         0.35
                                                      ----------------  -------------  -------------  -------------  -------------

Total from investment operations                      (0.61)             0.41           4.26           (0.25)         0.37
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                -                 -              -              -              -
Distributions (from net realized gains)               (0.56)            (0.77)         (0.31)         (3.16)         (0.76)
Return of Capital                                     (0.05)            -              -              -              -
                                                      ----------------  -------------  -------------  -------------  -------------

Total distributions                                   (0.61)            (0.77)         (0.31)         (3.16)         (0.76)
                                                      ----------------  -------------  -------------  -------------  -------------

Net asset value - end of period                       $10.35            $11.57         $11.93         $7.98          $11.39
                                                      ================  =============  =============  =============  =============


Total return                                          (5.63%)           3.39%          55.35%         (5.34%)        3.77%

Net assets - end of period (in thousands)             $93,031           $33,646        $49,066        $24,550        $31,153
Average net assets for the period
(in thousands)                                        $44,042           $35,981        $38,688        $29,272        $56,620
Ratio of expenses to average net assets               1.39%             1.45%          1.38%          1.40%          1.24%
Ratio of net investment  income (loss) to average
net assets                                            (1.05%)           (0.98%)        (0.74%)        (0.83%)        (0.13%)

Portfolio turnover rate                               104.90%           145.08%        115.05%        85.99%         52.16%

X    Calculated using average share method

ICON Industrials Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998

Net asset value - beginning of period                 $8.55             $9.07          $10.31         $9.45          $12.40
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                         (0.02)            (0.02)         0.03           0.01           0.01
Net gains (losses) on securities (both realized
and unrealized)                                       (0.57)            (0.48)         (0.47)         1.63           (2.71)
                                                      ----------------  -------------  -------------  -------------  -------------

Total from investment operations                      (0.59)            (0.50)         (0.44)         1.64           (2.70)
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                -                 (0.02)         -              (0.02)         (0.01)
Distributions (from net realized gains)               -                 -              (0.80)         (0.76)         (0.24)
                                                      ----------------  -------------  -------------  -------------  -------------

Total distributions                                   -                 (0.02)         (0.80)         (0.78)         (0.25)
                                                      ----------------  -------------  -------------  -------------  -------------

Net asset value - end of period                       $7.96             $8.55          $9.07          $10.31         $9.45
                                                      ================  =============  =============  =============  =============

Total return                                          (6.90%)           (5.55%)        (4.32%)        16.89%         (22.08%)

Net assets - end of period (in thousands)             $63,919           $76,325        $22,068        $21,004        $11,318
Average net assets for the period
(in thousands)                                        $107,335          $55,928        $21,220        $24,387        $17,975
Ratio of expenses to average net assets               1.30%             1.38%          1.38%          1.41%          1.41%
Ratio of net investment  income (loss) to average
net assets                                            (0.24%)           (0.16%)        0.34%          0.10%          0.08%

Portfolio turnover rate                               99.22%            72.65%         72.90%         47.97%         10.62%

X    Calculated using average share method

ICON Information Technology Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998

Net asset value - beginning of period                 $7.80             $22.13         $19.00         $9.20          $12.96
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                         (0.10)            (0.10)         (0.05)         -              (0.06)
Net gains (losses) on securities (both realized
and unrealized)                                       (1.72)            (4.03)         9.62           10.58          (3.31)
                                                      ----------------  -------------  -------------  -------------  -------------

Total from investment operations                      (1.82)            (4.13)         9.57           10.58          (3.37)
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                -                 -              -              -              -
Distributions (from net realized gains)               -                 (10.20)        (6.44)         (0.78)         (0.39)
                                                      ----------------  -------------  -------------  -------------  -------------

Total distributions                                   -                 (10.20)        (6.44)         (0.78)         (0.39)
                                                      ----------------  -------------  -------------  -------------  -------------


Net asset value - end of period                       $5.98             $7.80          $22.13         $19.00         $9.20
                                                      ================  =============  =============  =============  =============

Total return                                          (23.33%)          (32.90%)       59.24%         119.53%        (26.17%)

Net assets - end of period (in thousands)             $75,623           $118,851       $46,689        $55,126        $60,494
Average net assets for the period
(in thousands)                                        $189,972          $99,875        $56,279        $66,977        $73,057
Ratio of expenses to average net assets               1.31%             1.37%          1.35%          1.37%          1.31%
Ratio of net investment  income (loss) to average
net assets                                            (1.09%)           (0.90%)        (0.23%)        (1.06%)        (0.99%)

Portfolio turnover rate                               190.09%           70.32%         137.69%        31.75%         31.68%

X    Calculated using average share method


ICON Leisure and Consumer Staples Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998

Net asset value - beginning of period                 $9.42             $9.24          $12.05         $11.79         $11.35
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                         (0.07)            (0.05)         0.01           0.10           0.02
Net gains (losses) on securities (both realized
and unrealized)                                        1.85              0.26           0.25           1.61           0.45
                                                      ----------------  -------------  -------------  -------------  -------------

Total from investment operations                       1.78              0.21           0.26           1.71           0.47
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                -                 (0.01)         -              (0.27)         -
Distributions (from net realized gains)               -                 (0.02)         (3.07)         (1.18)         (0.03)
                                                      ----------------  -------------  -------------  -------------  -------------

Total distributions                                   -                 (0.03)         (3.07)         (1.45)         (0.03)
                                                      ----------------  -------------  -------------  -------------  -------------
Net asset value - end of period                       $11.20            $9.42          $9.24          $12.05         $11.79
                                                      ================  =============  =============  =============  =============


Total return                                          18.90%            2.26%          5.27%          14.76%         4.18%

Net assets - end of period (in thousands)             $88,341           $41,162        $7,765         $31,559        $54,426
Average net assets for the period
(in thousands)                                        $86,202           $41,086        $18,029        $40,054        $74,443
Ratio of expenses to average net assets               1.34%             1.40%          1.51%          1.38%          1.30%
Ratio of net investment  income (loss) to average
net assets                                            (0.55%)           (0.50%)        0.13%          (0.12%)        0.07%

Portfolio turnover rate                               90.43%            148.23%        24.50%         49.22%         34.17%

X    Calculated using average share method

ICON Materials Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998

Net asset value - beginning of period                 $5.70             $6.49          $7.31          $6.58          $10.90
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                         0.02              0.02           0.03           0.02           0.02
Net gains (losses) on securities (both realized
and unrealized)                                       (0.01)            (0.74)         (0.85)         0.74           (4.08)
                                                      ----------------  -------------  -------------  -------------  -------------

Total from investment operations                      0.01              (0.72)         (0.82)         0.76           (4.06)
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                (0.03)            (0.07)         -              (0.03)         -
Distributions (from net realized gains)               -                 -              -              -              (0.26)
                                                      ----------------  -------------  -------------  -------------  -------------

Total distributions                                   (0.03)            (0.07)         -              (0.03)         (0.26)
                                                      ----------------  -------------  -------------  -------------  -------------

Net asset value - end of period                       $5.68             $5.70          $6.49          $7.31          $6.58
                                                      ================  =============  =============  =============  =============

Total return                                          0.06%             (11.07%)       (11.22%)       11.65%         (37.45%)

Net assets - end of period (in thousands)             $59,020           $29,200        $18,162        $26,373        $17,318
Average net assets for the period
(in thousands)                                        $45,917           $24,544        $23,620        $17,145        $27,117
Ratio of expenses to average net assets               1.36%             1.47%          1.41%          1.45%          1.33%
Ratio of net investment  income (loss) to average
net assets                                            0.23%             0.40%          0.42%          0.16%          0.08%

Portfolio turnover rate                               74.55%            91.28%         91.76%         118.29%        106.70%

X    Calculated using average share method

ICON Telecommunications and Utilities Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998

Net asset value - beginning of period                 $6.19             $8.13          $10.04         $14.17         $10.63
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                          0.10              0.09           0.20           0.83           0.31
Net gains (losses) on securities (both realized
and unrealized)                                       (1.45)            (1.52)         0.99           1.18           3.28
                                                      ----------------  -------------  -------------  -------------  -------------

Total from investment operations                      (1.35)            (1.43)         1.19           2.01           3.59
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                (0.06)            (0.11)         (0.16)         (1.02)         (0.04)
Distributions (from net realized gains)               -                 (0.40)         (2.94)         (5.12)         (0.01)
                                                      ----------------  -------------  -------------  -------------  -------------

Total distributions                                   (0.06)            (0.51)         (3.10)         (6.14)         (0.05)
                                                      ----------------  -------------  -------------  -------------  -------------

Net asset value - end of period                       $4.78             $6.19          $8.13          $10.04         $14.17
                                                      ================  =============  =============  =============  =============

Total return                                          (22.05%)          (18.74%)       14.99%         15.25%         33.88%

Net assets - end of period (in thousands)             $66,366           $16,537        $8,619         $7,129         $23,749
Average net assets for the period
(in thousands)                                        $20,196           $13,554        $7,231         $9,825         $36,698
Ratio of expenses to average net assets               1.50%             1.54%          1.53%          1.59%          1.34%
Ratio of net investment  income (loss) to average
net assets                                            1.78%             1.22%          2.43%          1.84%          2.12%

Portfolio turnover rate                               137.81%           46.10%         41.86%         18.85%         155.72%

X    Calculated using average share method

ICON Asia-Pacific Region Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998

Net asset value - beginning of period                 $6.81             $10.25         $10.87         $6.09          $9.94
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                         (0.19)            0.07           0.03           (0.01)         (0.04)
Net gains (losses) on securities (both realized
and unrealized)                                       (0.91)            (3.51)         (0.65)         4.79           (3.81)
                                                      ----------------  -------------  -------------  -------------  -------------

Total from investment operations                      (1.10)            (3.44)         (0.62)         4.78           (3.85)
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                -                 -              -              -              -
Distributions (from net realized gains)               -                 -              -              -              -
Return of Capital                                     (0.03)            -              -              -              -
                                                      ----------------  -------------  -------------  -------------  -------------

Total distributions                                   (0.03)            -              -              -              -
                                                      ----------------  -------------  -------------  -------------  -------------

Net asset value - end of period                       $5.68             $6.81          $10.25         $10.87         $6.09
                                                      ================  =============  =============  =============  =============

Total return                                          (16.29%)          (33.56%)       (5.70%)        78.49%         (38.73%)

Net assets - end of period (in thousands)             $6,927            $19,684        $25,710        $33,564        $26,730
Average net assets for the period
(in thousands)                                        $12,142           $18,749        $32,629        $29,191        $45,361
Ratio of expenses to average net assets               1.66%             1.70%          1.53%          1.59%          1.65%
Ratio of net investment  income (loss) to average
net assets                                            (0.23%)           0.75%          0.24%          (0.57%)        (0.45%)

Portfolio turnover rate                               14.43%            55.58%         101.88%        62.82%         69.57%

X    Calculated using average share method


ICON North Europe Region Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998

Net asset value - beginning of period                 $7.24             $11.79         $11.74         $11.63         $11.06
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                         0.04              0.09           0.04           (0.05)         (0.02)
Net gains  (losses) on securities (both realized
and unrealized)                                       (1.25)            (3.31)         1.21           1.51           0.79
                                                      ----------------  -------------  -------------  -------------  -------------

Total from investment operations                      (1.21)            (3.22)         1.25           1.46           0.77
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                (0.04)            -              -              (0.17)         (0.06)
Distributions (from net realized gains)               -                 (1.33)         (1.20)         (1.18)         (0.14)
Return of Capital                                     (0.03)            -              -              -              -
                                                      ----------------  -------------  -------------  -------------  -------------

Total distributions                                   (0.07)            (1.33)         (1.20)         (1.35)         (0.20)
                                                      ----------------  -------------  -------------  -------------  -------------

Net asset value - end of period                       $5.96             $7.24          $11.79         $11.74         $11.63
                                                      ================  =============  =============  =============  =============


Total return                                          (16.94%)          (30.29%)       10.43%         12.78%         7.00%

Net assets - end of period (in thousands)             $8,222            $14,196        $33,315        $23,971        $39,726
Average net assets for the period
(in thousands)                                        $13,347           $18,204        $29,412        $30,993        $49,406
Ratio of expenses to average net assets               1.72%             1.65%          1.52%          1.59%          1.54%
Ratio of net investment  income (loss) to average
net assets                                            0.48%             0.97%          0.30%          0.25%          (0.41%)

Portfolio turnover rate                               91.99%            41.67%         34.24%         50.36%         57.84%

X    Calculated using average share method

ICON South Europe Region Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998

Net asset value - beginning of period                 $8.13             $10.14         $10.12         $11.87         $11.90
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                         (0.04)            0.05           0.02           0.02           (0.23)
Net gains (losses) on securities (both realized
and unrealized)                                       (0.67)            (2.06)         -              1.06           0.93
                                                      ----------------  -------------  -------------  -------------  -------------

Total from investment operations                      (0.71)            (2.01)         0.02           1.08           0.70
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                (0.02)            -              -              (0.03)         (0.07)
Distributions (from net realized gains)               -                 -              -              (2.80)         (0.66)
                                                      ----------------  -------------  -------------  -------------  -------------

Total distributions                                   (0.02)            -              -              (2.83)         (0.73)
                                                      ----------------  -------------  -------------  -------------  -------------

Net asset value - end of period                       $7.40             $8.13          $10.14         $10.12         $11.87
                                                      ================  =============  =============  =============  =============


Total return                                          (8.76%)           (19.82%)       0.20%          6.41%          6.11%

Net assets - end of period (in thousands)             $4,619            $7,397         $6,560         $5,298         $9,452
Average net assets for the period
(in thousands)                                        $5,706            $7,935         $7,109         $8,107         $20,263
Ratio of expenses to average net assets               2.14%             1.96%          1.80%          1.81%          1.56%#
Ratio of net investment  income (loss) to average
net assets                                            (0.42%)           0.55%          0.18%          (0.53%)        (0.26%)#

Portfolio turnover rate                               12.26%            84.49%         62.17%         70.65%         113.55%

X    Calculated using average share method
#    Includes  reimbursement from administrator for fees and expenses.  If these fees and expenses had not been reimbursed, the ratio of expenses to average net assets  would have been  2.10% and the ratio of net  investment  income
     (loss) to average net assets would have been (0.80%).

ICON Short-Term Fixed Income Fund

                                                                        Fiscal Years Ended September 30

PER SHARE DATA                                        2002              2001           2000           1999           1998

Net asset value - beginning of period                 $9.14             $9.14          $9.15          $9.79          $10.03
                                                      ----------------  -------------  -------------  -------------  -------------

Income From Investment Operations
Net investment income (loss)x                         0.05              0.26           0.39           0.43           0.76
Net gains (losses) on securities (both realized
and unrealized)                                       0.00              0.02           0.02           (0.12)         (0.14)
                                                      ----------------  -------------  -------------  -------------  -------------


Total from investment operations                      0.05              0.28           0.41           0.31           0.62
                                                      ----------------  -------------  -------------  -------------  -------------

Less Dividends and Distributions
Dividends (from net investment income)                (0.03)            (0.28)         (0.39)         (0.65)         (0.53)
Distributions (from net realized gains)               -                 -              (0.03)         (0.30)         (0.33)
                                                      ----------------  -------------  -------------  -------------  -------------

Total distributions                                   (0.03)            (0.28)         (0.42)         (0.95)         (0.86)
                                                      ----------------  -------------  -------------  -------------  -------------


Net asset value - end of period                       $9.16             $9.14          $9.14          $9.15          $9.79
                                                      ================  =============  =============  =============  =============


Total return                                          0.96%             3.15%          4.45%          3.54%          6.55%

Net assets - end of period (in thousands)             $7,665            $20,338        $5,386         $5,111         $5,350
Average net assets for the period
(in thousands)                                        $7,643            $6,276         $5,367         $4,658         $17,542
Ratio of expenses to average net assets               1.35%*            1.52%          1.52%          1.06%&         0.11%#
Ratio of net investment  income (loss) to average
net assets                                            0.52%*            2.85%          4.16%          4.42%&         5.66%#

Portfolio turnover rate                               0.00%             0.00%          53.26%         53.22%         163.75%

X    Calculated using average share method
*    Includes  advisory fee waiver.  If this waiver had not been made, the ratio of expenses  to average  net assets  would have been 1.41% and the ratio of net investment income to average net assets would have been 0.58%.
#    Includes change in accounting  estimate.  If this change had not been made, the ratio of expenses  to average net assets  would have been 0.84% and the ratio of net investment income to average net assets would have been 4.93%.
     & Includes change in accounting estimate. If this change had not been made, the ratio of expenses  to average net assets  would have been 1.48% and the ratio of net investment income to average net assets would have been 4.00%.

NOTICE OF PRIVACY POLICIES AND PROCEDURES

We collect non-public personal information about you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, social security number, account information, and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this  information  with our  affiliates,  as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information, except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.


FOR FURTHER INFORMATION


More information about the Funds is available to you free of charge. The Funds' Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus.
The  Funds'  Annual  and  Semiannual   Reports  contain  the  Funds'  financial
statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance. You can request copies of the SAI, Annual and Seminannual Reports or obtain other information:



By Telephone                              Call 1-800-764-0442

By Mail                                   ICON Funds
                                          P.O. Box 701
                                          Milwaukee, WI 53201-0701

In Person                                 ICON Funds
                                          5299 DTC Boulevard, Suite 1200
                                          Greenwood Village, CO  80111

By E-Mail                                 ICON@mimcorp.com

On the Internet:
         ICON Funds website:              www.iconfunds.com

         EDGAR database on the SEC
         website                          www.sec.gov

By E-Mail or in Person from the           E-Mail the Securities and Exchange
Securities and Exchange Commission        Commission at publicinfo@sec.gov
(you will pay a copying fee)

Visit or write:                           SEC's Public Reference Section
                                          Washington, D.C.  20549-0102

                                          Call  1-202-942-8090  for information
                                          about the operation of the Public
                                          Reference Room


ICON Funds' SEC File No. 811-07883

                                   ICON FUNDS
                                   PROSPECTUS


                              ICON Core Equity Fund







                                JANUARY 30, 2003








As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether the information in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



ICON Funds (R) logo

TABLE OF CONTENTS

FUND SUMMARY..................................................................78

MORE ABOUT INVESTMENT STRATEGY AND RISKS......................................80

THE FUND'S INVESTMENT MANAGER..............  .................................83

ABOUT YOUR INVESTMENT.........................................................84
         YOUR SHARE PRICE.....................................................84
         INVESTING IN THE FUND................................................85
         DOING BUSINESS WITH THE ICON FUNDS...................................87
         REDEEMING SHARES.....................................................88
         TRANSACTION POLICIES.................................................90
         FOR MORE INFORMATION ABOUT YOUR ACCOUNT..............................93
         ESTABLISHING ADDITIONAL SERVICES............. .......................93

DIVIDENDS AND DISTRIBUTIONS...................................................94

TAXES.........................................................................94

RULE 12b-1 FEES...............................................................95

SHAREHOLDER AND TRANSFER AGENCY SERVICES......................................95

FINANCIAL HIGHLIGHTS..........................................................95

ICON CORE EQUITY FUND

                                                  Ticker Symbol Class C:  ICNCX
                                                  Ticker Symbol Class I:  ICNIX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


The ICON Core Equity Fund seeks capital appreciation with a secondary objective of capital preservation to provide long-term growth. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in the U.S. Equity securities in which the Fund may invest include common stocks and preferred stocks.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:


Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries in certain sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries or sectors. The Fund may invest up to 25% of its total assets in an industry.


Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.


PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of a broad-based index. The performance shown in the bar chart is for the Fund's Class I shares. Performance for the Fund's Class C shares will vary due to differences in charges and expenses. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Year-by-Year  Total Return as of 12/31 -  Class I Shares


5.12%                   -24.06%
2001                    2002


Best Quarter Q4 01 24.07%           Worst Quarter Q3 01  -20.82%

Average Annual Total Returns as of 12/31/02

                                   1 Year                     Since Inception

Class I

Return Before Taxes                -24.06%                    -2.47%*

Class I

Return After Taxes on              -24.06%                    -2.85%
Distributions

Class I
Return After Taxes on
Distributions and Sale of Fund     -14.77%                    -2.12%
Shares

S&P 1500 Index                     -21.31%                    -14.55%*


Class C

Return Before Taxes                -24.61%                    -3.37%**



*  Inception Date: 10/12/00
** Inception Date: 11/28/00


The  Standard  &  Poor's  (S&P)  SuperComposite  1500  Index  is a  broad-based, capitalization weighted index comprised of 1500 large-cap, mid-cap, and small-cap U.S. companies. Total return figures for this unmanaged index include the reinvestment of dividends and capital gain distributions, but do not reflect the costs of managing a mutual fund. Index data source: Bloomberg

FEES AND EXPENSES


As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). Additional fees that may be imposed by your adviser or broker.


Fee Table
Annual Fund Operating Expenses
                                             Class C              Class I

         Management Fee                        0.75%                0.75%
         Distribution and Service Fee          1.00%                0.25%
         Rule 12b-1 Fee)
         Other Expenses1                       0.36%                0.36
Total Annual Fund Operating Expenses           2.11%                1.36%

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

Expense Example
The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

                  Class C       Class I
1 Year             $  214        $  138
3 Years            $  661        $  431
5 Years            $1,134        $  745
10 Years           $2,441        $1,635


MORE ABOUT INVESTMENT STRATEGY AND RISKS

The Fund seeks to achieve its investment objective through its unique investment strategy. The principal investment strategy and risks of the Fund have been described in the previous section. This section of the Prospectus discusses other investment strategies used by the Fund and describes additional risks associated with an investment in the Fund. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.


Other Portfolio Investments and Strategies


Fixed-Income Securities. While the Fund emphasizes investments in equity securities such as common and preferred stocks, it also may invest in investment grade fixed-income securities when it is believed that these investments offer opportunities for capital appreciation. Fixed-income securities in which the Fund might invest include bonds, debentures, and other corporate or government obligations.


Securities That Are Not Readily Marketable. The Fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of the Fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Fund does not have any limitations regarding portfolio turnover. The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the Fund pays and may adversely affect its performance.

If the Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Fund for shareholders with taxable accounts.

Shareholder Notice. The Fund will not change its strategy of normally investing at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in domestic equity securities without providing shareholders at least 60 days advance notice.

[On side panel: Our Investment Approach Meridian Investment Management Corporation (Meridian), the Fund's investment adviser, uses its disciplined, objective, non-emotional methodology to identify industries that are under-priced. Our unique combination of sector rotation and bottom up valuation of investments distinguishes us from other investment managers.

We believe that certain industries lead the market during market themes. Market themes are generally related to stages of the economic cycle and typically last one to two years. Stocks in industries that were leaders become over-priced relative to intrinisic value and stocks in industries that were not in favor drop below intrinsic value. We sell over-priced industries and buy under-priced industries to capture industry themes. We compute a value-to-price ratio for all of the securities in our domestic universe. In addition to being under-priced, industries are required to have relative strength, meaning above average performance or leadership against the current market.

We track 123 industries in 9 market sectors:

            Consumer Discretionary Sector             23 industries
            Energy Sector                             5 industries
            Financial Sector                          11 industries
            Healthcare Sector                         7 industries
            Industrials Sector                        23 industries
            Information Technology Sector             12 industries
            Leisure & Consumer Staples Sector         20 industries
            Materials Sector                          15 industries
            Telecommunication & Utilities Sector      7 industries

The Fund is managed using an all-cap strategy that is not limited by arbitrary barriers or restrictions on market capitalization. The Fund may invest in small, mid- or large-size companies. Small companies are generally companies with market capitalizations of less than $1.5 billion. Mid-size companies are generally companies that have market capitalizations between $1.5 and $9 billion. Large-size companies are generally companies that have market capitalizations of more than $9 billion.]


More About Risk

The Fund's investments are subject to changes in their value from a number of factors, including:

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

Small and Mid-Size Company Risk. There are risks associated with investments in small and mid-size companies. Small companies, and to an extent mid-size companies, may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-size company at an acceptable price, especially in periods of market volatility.


Risk of Fixed-Income Investments. The Fund's investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk. When interest rates change, the value of the fixed-income portion of the Fund will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund's share price.


Changes in Debt Ratings. If a rating agency gives a debt security a low rating, the value of the security will decline because investors will demand a higher rate of return.


THE FUND'S INVESTMENT MANAGER

Meridian serves as investment adviser to the Fund and is responsible for selecting the Fund's investments and handling its day-to-day business. Meridian's corporate offices are located at 5299 DTC Boulevard, Greenwood Village, Colorado 80111.


Meridian and its predecessor company have operated as investment advisers since 1986. Meridian also serves as investment adviser or sub-adviser to a number of other investment advisers, pension and profit sharing plans, public retirement systems and private accounts, managing over $1 billion as of December 31, 2002.


Investment decisions are made by Meridian's Investment Committee, which is chaired by Dr. Craig Callahan. Dr. Callahan has been Chief Investment Officer of Meridian and its predecessor company since 1986. He earned a Doctorate of Business Administration (Finance) degree from Kent State University and began his investment career in 1979.


The other members of the Investment Committee are Derek N. Rollingson, Robert Straus and J.C. Waller III. Mr. Rollingson has a BS in Finance from Brigham Young University with a minor in Statistics and is currently pursuing his Masters of Finance. He joined Meridian in 2000 after working as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000. Mr. Straus holds a BA in Journalism from New York University and an MBA from the University of Denver. Mr. Straus was previously employed by Meridian as a trader from 1996 to 1999 and rejoined Meridian in 2001. Mr. Waller joined Meridian in 2000. Mr. Waller has a BS in Business Administration from Southwestern Oklahoma State University and is currently pursuing his International MBA. Mr. Waller was previously employed by the U.S. Army as a Chinese-Mandarin Linguist from 1993 to 2000.


Meridian is owned by Meridian Management & Research Corporation (MM&R). Craig Callahan owns 100% of the stock of MM&R.

Meridian receives a management fee for managing the Fund's investments. The Fund's annual management fee is 0.75% of the Fund's average daily net assets. Meridian also provides administrative services to the Fund. Meridian receives a fee from the ICON Funds for these services that is calculated at an average annual rate of 0.05% on the first $500 million of assets and 0.04% on assets above $500 million.

ABOUT YOUR INVESTMENT

Your Share Price

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the net asset value (NAV). NAV is calculated by dividing the total net assets of each class of the Fund by the total number of the class's shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 4 p.m. Eastern time) on each day that the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

The Fund uses pricing services to determine the market value of the securities in its portfolio. If market quotations are not readily available, the Fund's securities or other assets are valued at fair value as determined in good faith by the Fund's Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid. In such instances, the valuation assigned to the security for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The NAV price of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

We will price your purchase, exchange, or redemption of Fund shares at the next NAV calculated after your request is received in good order by the Fund's transfer agent or by certain other agents of the Fund.

Investing in the Fund


[On side panel: If you purchased shares through an adviser or broker, they may impose policies, limitations and fees which are in addition to those described in this Prospectus].


Types of Accounts

The following types of account registrations are available:

Individual or Joint Tenant

Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

Transfer on Death

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA or UTMA (Uniform Gifts to Minors Act or Uniform Transfers to Minors Act)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as a UGMA or UTMA.

Trust

The trust needs to be effective before this type of account can be established.

Corporation or Other Entity

A corporation or entity may own an account. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

Retirement Accounts

You may set up the following retirement and similar accounts:

Traditional and Roth IRAs

Both types of IRAs allow most individuals with earned income up to a specified maximum to contribute up to the lesser of $3,000 ($3,500 for IRA holders age 50 or older before the end of the taxable year) or 100% of compensation annually.

Rollover IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

Simplified Employee Pension IRA (SEP-IRA)

This type of account allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

Coverdell Education Savings Account (formerly Education IRA)

This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

Each year you will be charged a $12.50 custodial fee for each IRA maintained under your Social Security number up to a maximum fee of $25.00. This fee may be changed upon 30 days notice.

Profit Sharing Plan and Money Purchase Pension Plan

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(K) Plan

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

We recommend that you consult your tax adviser regarding the particular tax consequences of these retirement plan options.

Minimum Initial Investments

To open a Fund account, please enclose a check payable to "ICON Funds" for one of the following amounts:

o    $1,000 minimum for regular accounts
o    $1,000 minimum for IRA and UGMA/UTMA accounts

o No minimum if you begin an Automatic Investment Plan or Payroll Deduction of $100 or more per month or per pay period

Minimum Additional Investments

o    $100 for additional contributions
o    $100 for Automatic Investment Plan payments
o    $100 for payroll deduction

Doing Business with The ICON Funds
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------
                               How to Open an Account       How to Add to an Account  How to Redeem Shares  How to Exchange Shares
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------

By Phone                       If your account with us      Electronic Funds          We can generally      If you have telephone
1-800-764-0442                 has telephone exchange       Transfer allows you to    send proceeds only    exchange privileges,

                               privileges, you can call     make electronic           to the address or     you may exchange from
                               to open an account in        purchases directly from   bank of record.       one ICON Fund to
                               another ICON Fund by         a checking or savings     Minimum redemption    to another. The names
                               exchange. The names and      account at your           -$100; $1,000         and for registrations
                               registrations need to be     request.  You may         minimum for           need to be identical
                               identical on both            establish Electronic      redemptions by wire.  on both accounts.
                               accounts.                    Funds Transfer when       Phone redemption is
                                                            your account is opened,   not available on
                               Otherwise, you must          or add it later  by       retirement accounts
                               complete a New Account       completing an Account     and certain other
                               Application and send it      Changes Form. We          accounts.
                               with your investment         charge no fee for
                               check. The Funds do not      Electronic Funds
                               accept third-party           Transfer transactions.
                               checks, money orders or      It may take up to 15
                               cashiers checks.             days after an account
                                                            is established for
                                                            Electronic Funds
                                                            Transfer to be
                                                            available.
------------------------------- --------------------------- ------------------------- ------------------------- --------------------
By Mail                         Complete the proper         Make your check payable   In a letter, please       In a letter, include
                                application. Make your      to "ICON Funds."          tell us the number of     the name(s) of the
ICON Funds                      check payable to            Enclose a purchase stub   shares or dollars you     account owner(s),
Mutual Fund Services Funds      "ICON Funds." We            (from your most recent    wish to redeem, the       the Fund and account
P.O. Box 701                    cannot establish new        confirmation or           name(s) of the account    number you wish to
Milwaukee, WI  53201-0701       accounts with third-        quarterly statement);     owner(s), the Fund and    exchange from, your
                                party checks, money         if you do not have        account number, and       Social Security or
Overnight:                      orders or cashiers          one, write the Fund       your Social Security or   tax identification
ICON Funds                      checks.                     name and your account     tax identification        number, the dollar
Mutual Fund Services -                                      number on the check.      number.  All account      or share amount you
Third Floor                                                 For IRAs, please          owners need to sign the   wish to exchange
615 East Michigan Street                                    state the contribution    request exactly as their  into.  All account
Milwaukee, WI  53202                                        year.                     names appear on the       owners need to sign
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------

Doing Business with the ICON Funds
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------
                               How to Open an Account       How to Add to an Account  How to Redeem Shares  How to Exchange Shares
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------


                                                                                      account. We can send      the request exactly
                                                            The Funds do not accept   proceeds only to the      as their names
                                                            third-party checks,       address or bank of        appear on the
                                                            money orders or cashiers  record.                   account.
                                                            checks.
------------------------------- --------------------------- ------------------------- ------------------------- --------------------
By Wire                         Complete   and   mail  the  Wire funds to:            $1,000 minimum. Monies    Not applicable.
                                proper application.         US Bank, N.A.             are usually received
                                                            Milwaukee, WI             the business day after
                                Wire funds to:              ABA 042000013             you sell. There is a
                                US Bank, N.A.               Credit:                   $15.00 fee for this
                                Milwaukee, WI               U.S. Bancorp Fund         service.

                                ABA 042000013               Services LLC              Unless otherwise
                                Credit:                     Account #112-952-         specified, we will
                                U.S. Bancorp Fund           137                       deduct the fee from
                                Services LLC                                          your redemption
                                Account #112-952-           Please indicate the       proceeds.
                                137                         Fund name and your
                                                            shareholder account
                                Please indicate the         number, and indicate
                                Fund name, and your         the name(s) of the
                                shareholder, account        account owner(s).
                                number, and indicate
                                the name(s) of the
                                account owner(s).
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------
Through our website             Download, complete          Not available.            Not available.        Not available.
www.iconfunds.com               and mail a signed
                                printout of the proper
                                application.

------------------------------ ---------------------------  ------------------------  --------------------  -----------------------
Through Automatic               Automatic Investment        Automatic Investment      Systematic Withdrawal Fund-to-Fund Investment
Investment Plans                Plan (AIP) allows you       Plan (AIP) allows you     Plan permits you to   Plan allows you to
                                to make electronic          to make electronic        receive a fixed sum   automatically exchange
                                purchases directly from     purchases directly        on a monthly,         a fixed dollar amount
                                a checking or savings       from a checking or        quarterly or annual   from one Fund to
                                account.  The minimum to    savings account.          basis from accounts   purchase shares in
                                open an account is $100     The minimum to            with a value of       another Fund.
                                per month.  We charge no    open an account is        $5,000 or more.
                                fee for AIP.                $100 per month.  We       Payments may be sent
                                                            charge no fee for         electronically to
                                                            AIP.                      your bank of record
                                                                                      or to you in check
                                                                                      form.
------------------------------ ---------------------------  ------------------------  --------------------  -----------------------

Redeeming Shares

Shares Recently Purchased by Check or Electronic Funds Transfer

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to eight business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

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

Individual, Joint Tenant, Transfer on Death

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA Accounts

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian(s) on the account.

Retirement Accounts

Please call 1-800-764-0442 for the appropriate form.

Trust Accounts

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

Corporation or Other Entity

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

Signature Guarantee

For your  protection,  we require a guaranteed  signature  if you  request:

o a redemption check made payable to anyone other than the shareholder(s) of record
o    a redemption check mailed to an address other than the address of record
o a redemption check or wire sent to a bank other than the bank we have on file
o a redemption check mailed to an address of record that has been changed within 30 days of your request
o a redemption for $50,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

You can have your signature guaranteed at a:

o    bank
o    broker/dealer
o    credit union (if authorized under state law)
o    securities exchange/association
o    clearing agency
o    savings association

Please note that a notary public cannot provide a signature guarantee.

Redemption Proceeds

We can deliver redemption proceeds to you:

By Check


Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see Signature Guarantee). If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.


By Wire

$1,000 minimum. Proceeds are usually received the business day after the date you sell. There is a $15 fee for this service. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

By Electronic Funds Transfer

No fee. Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemptions exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

Transaction Policies

We can execute transaction requests only if they are in good order. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

Transactions Conducted by Phone or Fax

The Fund, Meridian, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Fund, Meridian, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Fund may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

o    requiring personal identification prior to acting upon instructions
o    providing written confirmation of such transactions
o    tape-recording telephone instructions

Effective Date of Transactions

Transaction requests received in good order prior to the close of the New York Stock Exchange on a given date will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Fund's transfer agent. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payments.

U.S. Dollars

Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash, cashiers checks or money orders.

Returned Checks

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.

Confirmation Statements

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

Tax Identification Number

If you do not provide your Social Security or other taxpayer identification number when you open your account, federal law requires the Fund to withhold 30% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Fund is also required to withhold 30% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing such a number, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Fund for the penalty imposed by the Internal Revenue Service for failure to report the shareholder's taxpayer identification number on required reports.

Account Minimums

The Fund requires you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.


We will decide whether to close an account based on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.


We reserve the right to:

o    reject any investment or exchange
o    cancel any purchase due to nonpayment
o    modify the conditions of purchase or sale at any time
o    waive or lower investment minimums or requirements
o    limit the amount that may be purchased
o close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds
o    suspend the offering of shares

Market Timers

We do not permit market timing or other abusive  trading  practices in the Fund.
Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. The Fund also reserves the right to delay delivery of a market timer's redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

Investor Services

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442.

24-Hour Account Information

o By Phone: 1-800-764-0442 - the automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

o ICON Funds Website: By visiting www.iconfunds.com, you can access the latest Fund performance returns, daily prices, news articles and much more 24 hours a day.

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

Automatic Investment Plan (AIP)


Allows you to make automatic purchases of at least $100 from a bank account. See How to Add to an Account Through Automatic Investment Plans on page 11.


Electronic Funds Transfer Program

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

Systematic Withdrawal Plan

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

Payroll Deduction

Allows you to make automatic purchases of at least $100 per pay period through payroll deduction.

Householding

To keep the Fund's costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days of your request.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute any net investment income monthly and net capital gains on an annual basis each December. From time to time, the Fund may make additional distributions.

You have the option of reinvesting income dividends and capital gain distributions in shares of the distributing Fund or receiving either or both of these types of distributions in cash. The payment method for short-term capital gain distributions is the same as you elect for dividends. Dividends and any other distributions from the Fund are automatically reinvested in additional shares unless you elect to receive these distributions in cash. If you have elected to receive your dividends or capital gain distributions from the Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account's subsequent distributions in shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Fund, such as dividends and interest on investments, are taxable to you as ordinary income. A portion of the dividends may qualify for dividends-received deduction for corporations.

In addition, the Fund realizes capital gains and losses when it sells securities for more or less than it paid. If the Fund's total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Fund's distributions of net long-term capital gains are taxable to you at the rates applicable to those gains . All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you redeem or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

RULE 12b-1 FEES

The Fund has adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Fund to pay distribution and sales fees for the sale of Fund shares and for other shareholder services. Because the fees are paid out of a class's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Registered representatives and financial advisers may receive these fees from the Fund in exchange for providing a number of services, such as:

o    Placing your orders;
o    Providing investment advice, research and other advisory services;
o    Handling correspondence for individual accounts; and
o    Issuing shareholder statements and reports.

SHAREHOLDER AND TRANSFER AGENCY SERVICES

US Bancorp Fund Services, LLP provides shareholder and transfer agent services to the Fund. Registered broker/dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities may provide shareholder services, recordkeeping and/or administrative services to certain accounts. Meridian may pay a fee to these entities for these services. Entities receiving such fees may also receive 12b-1 fees.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in the Fund's shares, assuming the reinvestment of all dividends and distributions.

These  financial  highlights  have been  audited by  PricewaterhouseCoopers  LLP
(PwC).  PwC's  report and the Fund's  financial  statements  are included in the
Fund's 2002 Annual Report, which is available upon request or at www.iconfunds.com.

ICON Core Equity Fund - Class C


PER SHARE DATA                             Fiscal year         For the  period
                                           ended 9/30/02       11/28/00
                                                               (inception) to
                                                               9/30/01

Net asset value - beginning of period      $9.98               $10.62
                                         ----------------      ----------------

Income From Investment Operations
Net investment income (loss)x              (0.15)               (0.10)
Net gains (losses)on securities
(both realized and unrealized)             (0.20)               (0.54)
                                         ----------------      ----------------

Total from investment operations           (0.35)               (0.64)
                                         ----------------      ----------------

Less Dividends and Distributions
Dividends (from net investment income)       -                     -
Distributions (from net realized gains)    (0.27)                  -
                                         ----------------      ----------------

Total distributions                        (0.27)                  -
                                         ----------------      ----------------

Net asset value - end of period            $9.36                 $9.98
                                         ================      ================


Total return                               (4.07%)               (0.20%) b

Net assets - end of period (in thousands) $27,744               $6,324
Average net assets for the period
(in thousands)                            $19,849               $2,920
Ratio of expenses to average net assets*     2.11%               2.23%
Ratio of net investment income (loss)
to average net                              (1.33%)             (1.24%)
assets*
Portfolio turnover rate                    107.82%             124.61% a

X    Calculated using average share method
*    Annualized for periods less than a year
a Portfolio turnover is calculated at the Fund level and therefore represents the period October 12, 2000 (inception) to September 30, 2001.
b Since the Fund was in existence for less than one year in 2001, the total return calculation is for the period indicated.

ICON Core Equity Fund - Class I


PER SHARE DATA                              Fiscal year         For the  period
                                            ended 9/30/02       10/12/00
                                                                (inception) to
                                                                9/30/01

Net asset value - beginning of period          $10.04              $10.00
                                           ----------------    ----------------

Income From Investment Operations
Net investment income (loss)x                   (0.07)              (0.05)
Net gains (losses) on securities (both
realized and unrealized)                        (0.20)               0.09
                                           ----------------  ----------------

Total from investment operations                (0.27)               0.04
                                           ----------------  ----------------

Less Dividends and Distributions
Dividends (from net investment income)            -                 -
Distributions (from net realized gains)         (0.27)              -
                                           ----------------  ----------------

Total distributions                             (0.27)              -
                                           ----------------  ----------------

Net asset value - end of period                 $9.50             $10.04
                                           ================  ================


Total return                                   (3.23%)              0.40% b

Net assets - end of period (in thousands)     $42,232            $23,261
Average net assets for the period
(in thousands)                                $37,577            $23,802
Ratio of expenses to average net assets*         1.36%             1.60%
Ratio of net investment income (loss) to
average net assets*                             (0.58%)           (0.36%)
assets*
Portfolio turnover rate                        107.82%           124.61% a


X    Calculated using average share method
*    Annualized for periods less than a year

 NOTICE OF PRIVACY POLICIES AND PROCEDURES

We collect non-public personal information about you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, social security number, account information, and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this  information  with our  affiliates,  as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information, except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.


FOR FURTHER INFORMATION

More information about the Fund is available to you free of charge. The Fund's Statement of Additional Information (SAI) containing more detailed information about the Funds and its policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Fund's Annual and Semiannual reports to shareholders contain a discussion of the market conditions and investment strategies that affected the Fund's performance. You can request copies of the SAI, shareholder reports or obtain other information:


By Telephone                               Call 1-800-764-0442

By Mail                                    ICON Funds
                                           P.O. Box 701
                                           Milwaukee, WI
                                           53201-0701

In Person                                  ICON Funds
                                           5299 DTC Boulevard, Suite 1200
                                           Greenwood Village, CO  80111

By E-Mail                                  ICON@mimcorp.com

On the Internet:
         ICON Funds website:               www.iconfunds.com

         EDGAR database on the SEC
         website                           www.sec.gov

By E-Mail or in Person from the Securities E-Mail the Securities and Exchange
and Exchange Commission (you will pay a    Commission at publicinfo@sec.com
copying fee)

Visit or write:                            SEC's Public Reference Section
                                           Washington, D.C.  20549-0102
                                           Call 1-202-942-8090  for information
                                           about the operation of the Public
                                           Reference Room


ICON Funds' SEC File No. 811-07883

[GRAPHIC OMITTED]

ICON Funds (R) logo



                       STATEMENT OF ADDITIONAL INFORMATION

JANUARY 30, 2003

This Statement of Additional Information ("SAI") relates to the following investment portfolios of ICON Funds (the "Trust"):


                ICON Core Equity Fund (formerly the ICON Fund)
                ICON Consumer Discretionary Fund
                ICON Energy Fund
                ICON Financial Fund
                ICON Healthcare Fund
                ICON Industrials Fund
                ICON Information Technology Fund
                ICON Leisure and Consumer Staples Fund
                ICON Materials Fund
                ICON Telecommunication & Utilities Fund
                ICON Asia - Pacific Region Fund
                ICON North Europe Region Fund
                ICON South Europe Region Fund
                ICON Short-Term Fixed Income Fund

This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above, each dated January 30, 2003, as they may be amended or supplemented from time to time. To obtain a copy of the Trust's prospectuses, semiannual and annual reports, please write to U.S. Bancorp Mutual Fund Services, LLC, the Trust's shareholder servicing agent at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call 1-800-764-0442.

FINANCIAL STATEMENTS

The Trusts' audited financial statements and accompanying notes for the fiscal year ended September 30, 2002, and the reports of PricewaterhouseCoopers LLP with respect to such financial statements, appear in the Trusts' 2002 annual reports and are incorporated by reference in this SAI. The Trusts' annual report contains additional performance information and are available without charge by contacting the Trusts' shareholder servicing agent at the telephone number or address listed above.

TABLE OF CONTENTS

THE ICON FUNDS...............................................................104

INVESTMENT OBJECTIVES, POLICIES AND RESTICTIONS..............................104
         FUNDAMENTAL INVESTMENT RESTRICTIONS.................................105
         NON-FUNDAMENTAL INVESTMENT RESTICTIONS..............................107

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS........108
         TEMPORARY DEFENSIVE INVESTMENTS.....................................108
         PORTFOLIO TURNOVER..................................................108
         EQUITY SECURITIES...................................................109
         DEBT SECURITIES.....................................................111
         REPURCHASE AGREEMENTS...............................................113
         DERIVATIVES INSTRUMENTS.............................................113
         FOREIGN SECURITIES AND ADRS.........................................125
         SECURITIES THAT ARE NOT READILY MARKETABLE..........................129
         SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS.................130
         BORROWING...........................................................131
         SECURITIES OF OTHER INVESTMENT COMPANIES............................131
         SECURITIES LENDING..................................................131

TRUSTEES AND OFFICERS........................................................132

         BOARD OF TRUSTEES...................................................132
         COMMITTEES..........................................................135
         BENEFICIAL OWNERSHIP OF SECURITIES..................................136
         TRUSTEE COMPENSATION................................................137
         TRUST OFFICERS......................................................137

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS..................139

         INVESTMENT ADVISER..................................................139
         ADMINISTRATIVE SERVICES.............................................143
         DISTRIBUTOR.........................................................143
         CUSTODIAN...........................................................145
         TRANSFER AGENT......................................................145
         INDEPENDENT ACCOUNTANTS AND COUNSEL.................................146

PURCHASE AND REDEMPTION OF SHARES............................................146

POLICY REGARDING MARKET TIMING ACTIVITIES....................................147

PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION................................148

CAPITAL STOCK................................................................152

PRICING OF SHARES............................................................154

TAX STATUS...................................................................155

YIELD AND PERFORMANCE INFORMATION............................................161

ADDITIONAL INFORMATION.......................................................170

         TRUST SHARES........................................................170
         CODE OF ETHICS......................................................171
         REGISTRATION STATEMENT..............................................171

APPENDIX ....................................................................172

         RATINGS OF CORPORATE BONDS..........................................172
         RATINGS OF PREFERRED STOCK..........................................174
         RATINGS OF COMMERCIAL PAPER.........................................175

--------------------------------------------------------------------------------
                                   ICON FUNDS
--------------------------------------------------------------------------------

ICON Funds is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996.

The ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund,
ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund are the "Sector Funds". The ICON Asia - Pacific Region Fund, ICON North Europe Region Fund, and the ICON South Europe Region Fund are the "International Funds". The Sector Funds, International Funds, ICON Short-Term Fixed Income Fund and the ICON Core Equity Fund (formerly the ICON Fund) (each a "Fund" and collectively the "Funds") are series of the Trust.

The Sector Funds, International Funds and Short-Term Fixed Income Fund are non-diversified portfolios. This means that, with respect to at least 50% of a Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. The ICON Core Equity Fund is a diversified portfolio. This means that the limits described above apply to 75% of that Fund's total assets. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of such Fund's outstanding voting shares ("Majority"). This means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.

Meridian Investment Management Corporation ("Meridian" or "Adviser") serves as each Fund's investment adviser.

Meridian Clearing Corporation ("MCC") is the Distributor of each Fund's shares.

--------------------------------------------------------------------------------
                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund's outstanding voting shares. The investment objective of each of the Funds is set forth below.

Fund                                     Investment Objective

ICON Core Equity Fund                    Capital appreciation with a secondary
                                         objective of capital preservation
ICON Consumer Discretionary Fund         Long-term capital appreciation
ICON Energy Fund                         Long-term capital appreciation
ICON Financial Fund                      Long-term capital appreciation
ICON Healthcare Fund                     Long-term capital appreciation
ICON Industrials Fund                    Long-term capital appreciation
ICON Information Technology Fund         Long-term capital appreciation
ICON Leisure and Consumer Staples Fund   Long-term capital appreciation
ICON Materials Fund                      Long-term capital appreciation
ICON Telecommunications & Utilities      Long-term capital appreciation
ICON Asia-Pacific Region Fund            Long-term capital appreciation
ICON North Europe Region Fund            Long-term capital appreciation
ICON South Europe Region Fund            Long-term capital appreciation
ICON Short-Term Fixed Income Fund        High current income consistent with the
                                         preservation of capital

The Sector Funds will not change their strategies of normally investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in equity securities of companies in a particular sector without providing shareholders at least 60 days' advance notice. The International Funds will not change their strategy of investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in foreign equity securities of a particular region without providing shareholders at least 60 days' advance notice. The ICON Short-Term Fixed Income Fund will not change its strategy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury obligations, obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government and repurchase agreements involving those obligations without providing shareholders at least 60 days' advance notice. The ICON Core Equity Fund will Funds will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in domestic equity securities without providing shareholders at least 60 days' advance notice.

In  addition,   each  Fund  has  adopted  certain  investment   restrictions  as
fundamental policies. These restrictions cannot be changed without approval by the holders of a Majority of the outstanding voting securities of the Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

No Fund may:

1.   Issue any senior security, except as permitted under the 1940 Act.

2. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets.

3. Act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

4. Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

5. Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

6. Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's net assets.

As to the Funds other than the ICON Core Equity Fund:

7. Each Fund is a sector (or region) fund and concentrates its investments in certain industries or groups of industries included within the sector(s) in which the Fund invests.

As to the ICON Core Equity Fund:

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.

9. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

In applying the limitations on investments in an industry, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet, Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by Meridian in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are non-fundamental and may be changed by the Board of Trustees without a shareholder vote:

No Fund may:

1. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

2. Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

3.   Invest in companies for the purpose of exercising control of management.

4. Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

5.   Invest more than 15% of its net assets in illiquid securities.

6.   Invest in oil, gas or other mineral leases.

7. In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund's assets.

8. Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.

9. If characterized as a short-term fixed income fund, maintain a dollar weighted average maturity that exceeds three years.

As to the Funds other than the ICON Core Equity Fund:

10. Each Fund may not invest more than 5% of the value of its total assets, with respect to 50% of the Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

In addition, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

--------------------------------------------------------------------------------

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                             AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally would include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER

During the fiscal years ended September 30, 2002 and 2001, respectively, the portfolio turnover rate for each of the Funds was as follows:

Fund                                           2002                2001

ICON Core Equity Fund                        107.82%            124.61%
ICON Consumer Discretionary Fund             128.06%             88.20%
ICON Energy Fund                              26.30%            134.77%
ICON Financial Fund                           69.58%            174.41%
ICON Healthcare Fund                         104.90%            145.08%
ICON Industrials Fund                         99.22%             72.65%
ICON Information Technology Fund             190.09%             70.32%

ICON Leisure and Consumer Staples Fund        90.43%            148.23%
ICON Materials Fund                           74.55%             91.28%
ICON Telecommunication & Utilities           137.81%             46.10%
ICON Asia-Pacific Region Fund                 14.43%             55.58%
ICON North Europe Region Fund                 91.99%             41.67%
ICON South Europe Region Fund                 12.26%             84.49%
ICON Short-Term Fixed Income Fund                 0%                 0%

The changes in portfolio turnover rates for the fiscal year ended 2002 as compared to 2001 was due in part to rotations into and out of the various Funds by outside advisers and Meridian pursuant to asset allocation programs. Increases in the portfolio turnover rate for ICON Consumer Discretionary, Information Technology, Telecommunications and Utilities, and North Europe were also due, in part, to adjustments made to these Funds' portfolios as a result of the events of September 11, 2001.

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Meridian believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within Meridian's control.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

EQUITY SECURITIES

Except for the Short-Term Fixed Income Fund, each Fund may invest in equity securities, including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Preferred Stock

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and Warrants

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.

Convertible Securities

Convertible securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds (other than the ICON Short-Term Fixed Income Fund) may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. ("Moodys") or Standard & Poor's ("S&P") (Ba or less by Moody's and BB or less by S&P), but none rated lower than B. The Funds also may invest in unrated convertible securities and preferred stocks if Meridian believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)

DEBT SECURITIES

All of the Funds (other than the ICON Short-Term Fixed Income Fund) may temporarily invest in debt securities. Each of these Funds will limit its investment in debt securities to corporate debt securities (including commercial paper) and U.S. government securities. The Funds will only invest in corporate debt securities rated A or higher by Standard & Poor's Corporation or Moody's Investors Services, Inc. The ICON Short-Term Fixed Income Fund invests in U.S. Government securities as its investment strategy (see discussion below).

Moody's and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

Commercial Paper and Other Cash Equivalents

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Meridian will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

Government Securities

U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley
Authority ("TVA") and the U.S. Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

All of the Funds may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Board. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Funds' limitation with respect to illiquid securities. The Funds have not adopted any limits on the amount of total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds may invest of up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives - instruments whose value is derived from an underlying security, index or other instrument.

Options on Securities

Each of the Funds (other than the ICON Short-Term Fixed Income Fund) may purchase and/or write (sell) call and put options on any security in which it may invest to hedge against changes in market conditions or to provide market exposure while attempting to reduce transaction costs. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. A Fund will not effect an option transaction, if immediately thereafter, the aggregate value of the Fund's securities subject to outstanding call options would exceed 100% of the value of the Fund's total assets.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price.

The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

Purchasing Put Options.  Each Fund (other than the ICON Short-Term  Fixed Income
Fund) may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

Purchasing Call Options.  Each Fund (other than the ICON Short-Term Fixed Income
Fund) may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

Writing (Selling) Options. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

Writing Put Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the "strike" price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.

If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put

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writer  would  expect to suffer a loss.  This loss  should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Selling (or Writing) Covered Call Options. Each Fund (other than the ICON Short-Term Fixed Income Fund) may sell (or write) covered call options on portfolio securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer (seller) to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the underlying security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. Any hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.


Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position


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would  involve  writing a call  option at one  "strike"  price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund's overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients

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advised by the Adviser may constitute  such a group.  These position  limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indexes

All of the Funds (other than the ICON Short-Term Fixed Income Fund) may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When Meridian believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple.

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Buying  securities  index options  permits a Fund, if cash is  deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that Meridian may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

Over-the-Counter ("OTC") Options

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

Futures Contracts

All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

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The  acquisition or sale of a futures  contract could occur,  for example,  if a
Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although Meridian believes that use of such contracts could benefit the Funds, if Meridian's investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to

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the  possibility  of the foregoing  distortions,  a correct  forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a

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futures  contract  is  required  to  deposit  an  amount  of cash or  qualifying securities with the FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

Options on Futures Contracts

All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The

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difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

Risk Factors of Investing in Futures and Options

The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

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A Fund's ability to dispose of its positions in the foregoing  instruments  will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

Cover. Transactions using options and futures contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other obligations.

Leveraging

Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

Correlation of Price Changes


There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.


FOREIGN SECURITIES AND ADRs

Each International Fund invests in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, that, in Meridian's judgment, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States and within a specific geographic region will be based on:

|X| the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States,
|X| where the issuer operates and is organized, and |X| whether the issuer's principal stock exchange listing is outside of the
     United States and in a specific geographic region. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

In addition, the International Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal.

Foreign Currency Transactions


Investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.


The Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

The Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise.
Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

A Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

ADRs


Except for the Short-Term Fixed Income Fund, each Fund may invest in American Depositary Receipts, or ADRs, which are securities issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and other distributions of gains on the underlying foreign securities, less any fees paid to the bank. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company.

Since ADRs mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

SECURITIES THAT ARE NOT READILY MARKETABLE


As discussed in the prospectuses, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in securities that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.


Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Rule 144A Securities

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The Board has delegated to Meridian the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, Meridian will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). Meridian is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of Meridian's quarterly review.

SECURITES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS


Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (often a month or more later). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring those securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of market value fluctuations. Each Fund maintains, in a segregated account, cash, U.S. Government securities, or other high-grade portfolio securities readily convertible into cash having an aggregate value at least equal to the amount of purchase commitments.

BORROWING

If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Objectives, Policies and Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund (other than the ICON Short-Term Fixed Income Fund) may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.


Securities of other investment companies that may be purchased by the Funds include exchange-traded funds ("ETFs"). An ETF is a type of index fund that trades like a common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.


SECURITIES LENDING

The Funds may lend their portfolio securities. The advantage of lending portfolio securities is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security. A Fund will not lend securities with an aggregate market value of more than one-third of the Fund's net assets.

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The ICON Funds Board of Trustees ("Board") oversees all 18 ICON Funds, including the Funds described in this SAI. The primary responsibility of the Board is to oversee management of the Funds for the benefit of shareholders. The Board's Trustees ("Trustees"), and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

--------------------------------------------------------------------------------
                              Term
                              of
                              Office-
                              Length                  Principal
                 Position(s)  of       Number of    Occupation(s)       Other
   Name, Age      Held With   Time       Funds     During the Past  Directorships
  and Address     ICON Funds  Served   Overseen      Five Years         Held
--------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
--------------------------------------------------------------------------------

Glen F. Bergert  Trustee;     Since   All 18      President,         Director,
Age: 52.         Chairman of  1999.   ICON Funds. Venture Capital    Herre Bros,
                 Audit                            Management LLC     Inc., a
                 Committee;                       (1997 to           contracting
                 Valuation                        present);          company
                 Committee                        General Partner,   (1998 to
                 Member;                          SOGNO Partners     present);
                 Nominating                       LP, a venture      Director,
                 Committee                        capital company    Delta Dental
                 Member.                          (2001 to           of
                                                  present);          Pennsylvania,
                                                  General Partner,   an insurance
                                                  KPMG Peat          company
                                                  Marwick, LLP       (1998 to
                                                  (1979 to 1997).    2002);
                                                                     Director,
                                                                     DDP Inc., an
                                                                     insurance
                                                                     company
                                                                     (1998 to
                                                                     2002);
                                                                     Director,
                                                                     Delta
                                                                     Reinsurance
                                                                     Corporation
                                                                     (2000 to
                                                                     2002).
                                                                     Director,
                                                                     Homeland,
                                                                     Inc., a
                                                                     Non-Profit
                                                                     Long Term
                                                                     Care
                                                                     Corporation
                                                                     (2002 to
                                                                     present).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Term
                              of
                              Office-
                              Length                  Principal
                 Position(s)  of       Number of    Occupation(s)       Other
   Name, Age      Held With   Time       Funds     During the Past  Directorships
  and Address     ICON Funds  Served   Overseen      Five Years         Held
--------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
--------------------------------------------------------------------------------
John C.          Trustee;     Since    All 18      Chief Investment  N/A
Pomeroy, Jr.     Valuation    2002.    ICON Funds. Officer and
Age 55.          Committee                         Director of
                 Member;                           Investments,
                 Investment                        Pennsylvania
                 Practices                         State University
                 Committee                         (2001 to
                 Member;                           present);
                 Nominating                        Portfolio
                 Committee                         Manager and
                 Member.                           Product Manager,
                                                   Trinity
                                                   Investment
                                                   Management
                                                   Corporation,
                                                   (1989 to 2001).
--------------------------------------------------------------------------------
Gregory Kellam   Trustee;     Since    All 18      Senior Vice        Director -
Scott            Investment   2002.    ICON Funds. President - Law,   National
Age:  54.        Practices                         General Counsel    Board of
                 Committee                         and Secretary,     Directors,
                 Member;                           GenCorp, Inc., a   Constituency
                 Nominating                        multinational      for Africa
                 Committee                         technology based   (1997 to
                 Member.                           manufacturing      present).
                                                   company (2002 to
                                                   present); Vice
                                                   President and
                                                   General Counsel,
                                                   Kaiser-Hill Company
                                                   LLC, a nuclear clean-
                                                   up and environmental
                                                   remediation company
                                                   (2000 to 2002);
                                                   Justice, Colorado
                                                   Supreme Court (1993
                                                   to 2000).
--------------------------------------------------------------------------------
R.Michael Sentel Trustee;     Since    All 18 ICON Senior Attorney    N/A
Age: 54.         Audit        1996.    Funds.      for U.S.
                 Committee                         Department of
                 Member;                           Education (1996
                 Valuation                         to present);
                 Committee                         owner, Sentel &
                 Member;                           Company, a law
                 Nominating                        firm (1994 to
                 Committee                         present).
                 Member.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Term
                              of
                              Office-
                              Length                  Principal
                 Position(s)  of       Number of    Occupation(s)       Other
   Name, Age      Held With   Time       Funds     During the Past  Directorships
  and Address     ICON Funds  Served   Overseen      Five Years         Held
--------------------------------------------------------------------------------
Jonathan F.      Trustee;     Since    All 18      President and     Director,
Zeschin          Audit        2002.    ICON Funds. Founder,          Wasatch
Age 48.          Committee                         ESSENTIAL         Funds (2002
                 Member;                           Advisers, Inc.,   to present);
                 Nominating                        a wealth          Director,
                 Committee                         management and    Young
                 Member.                           investment        Americans
                                                   advisory firm     Education
                                                   (2000 to          Foundation
                                                   present);         and Young
                                                   Managing          Americans
                                                   Partner, JZ       Bank (1998
                                                   Partners LLC, a   to present).
                                                   business
                                                   consulting firm
                                                   for investment
                                                   management
                                                   companies (1998
                                                   to present);
                                                   President, Founders
                                                   Asset Management
                                                   LLC; an investment
                                                   management company
                                                   (1995 to 1998);
                                                   Executive Vice
                                                   President, INVESCO
                                                   Funds Group, an
                                                   investment
                                                   advisory company
                                                   (1992 to 1995).
--------------------------------------------------------------------------------
INTERESTED
TRUSTEE
--------------------------------------------------------------------------------
Craig T.         Chairman of  Since    All 18      President (1998   N/A
Callahan         the Board    1996.    ICON Funds. to present),
Age 51.          and                               Chief Investment
                 Trustee;                          Officer and
                 Chairman,                         Director (1991
                 Investment                        to present) of
                 Practices                         Meridian
                 Committee.                        Investment
                                                   Management
                                                   Corporation;
                                                   President (1998 to
                                                   present), Director
                                                   (1991 to present),
                                                   and Vice President
                                                   (1991 to 1998) of
                                                   Meridian Clearing
                                                   Corporation;
                                                   President (1998
                                                   to present), Chief
                                                   Investment Officer
                                                   and Director (1994 to
                                                   present) and
                                                   Secretary/Treasurer
                                                   (1994 to 1998) of

--------------------------------------------------------------------------------
                              Term
                              of
                              Office-
                              Length                  Principal
                 Position(s)  of       Number of    Occupation(s)       Other
   Name, Age      Held With   Time       Funds     During the Past  Directorships
  and Address     ICON Funds  Served   Overseen      Five Years         Held
---------------------------------------------------------------------------------
                                                   Meridian
                                                   Management &
                                                   Research.

---------------------------------------------------------------------------------

Dr. Callahan is considered to be an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds' Adviser and Distributor.

COMMITTEES

The committees of the Board are the Audit Committee, Valuation Committee, Investment Practices Committee and Nominating Committee.

Audit Committee. The Audit Committee is responsible for overseeing the Trusts' accounting and financial reporting policies and practices, the systems of internal controls, to oversee generally the quality and objectivity of ICON Funds' financial statements and the independent audit of those statements; and to act as a liaison between the Trust's independent auditors and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined
Section 2(a)(19) of the 1940 Act ("Independent Trustees"). The Audit Committee normally meets two times a year, or as otherwise required. During the fiscal year ended September 30, 2002, the Audit Committee met two times.

Valuation Committee. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed entirely of Independent Trustees. While the Valuation Committee did not hold an in-person meeting during the fiscal year ended September 30, 2002, its members acted on various valuation matters by written consent.

Investment Practices Committee. The Investment Practices Committee monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades and the Funds' Code of Ethics. The Investment Practices Committee was formed in November 2002 and therefore did not hold any meetings for the fiscal year ended September 30, 2002.

Nominating Committee. The Nominating Committee is responsible for the nomination of candidates for election to the Board. The Nominating Committee is composed of all of the Independent Trustees. For at least as long as the plan of distribution pursuant to Rule 12b-1 under the 1940 Act of the ICON Core Equity Fund ("12b-1 Plan") remains in effect, the selection and nomination of the Independent Trustees will be a matter left to the discretion of such Independent Trustees. Meridian may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. Meridian may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to:
ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2002, the Nominating Committee met once.

BENEFICAL OWNERSHIP OF SECURITIES


The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all ICON Funds, owned by each Trustee as of December 31, 2002.


--------------------------------------------------------------------------------
                                                        Aggregate Dollar Range
                                                        of Equity Securities in
                                                            all Registered
                                                         Investment Companies
                              Dollar Range of Equity    Overseen by Trustee in
      Name of Trustee        Securities in the Funds     Family of Investment
                                                              Companies
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Glen F. Bergert             o  Asia-Pacific Fund:         $10,001 -$50,000
                               $1-$10,000
                            o  Financial Fund:
                               $1-$10,000
                            o  ICON Core Equity Fund:
                               $1-$10,000
                            o  Information
                               Technology Fund:
                               $1-$10,000
--------------------------------------------------------------------------------
John C. Pomeroy, Jr.        None                          None
--------------------------------------------------------------------------------
R. Michael Sentel           None                          None
--------------------------------------------------------------------------------
Gregory Kellam Scott        None                          None
--------------------------------------------------------------------------------
Jonathan F. Zeschin         None                          None
--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------
Craig T. Callahan           o  ICON Core Equity           Over $100,000
                               Fund: over $100,000
-------------------------------------------------------------------------------


None of the Trustees, other than Dr. Callahan, owned securities of Meridian, Meridian Clearing Corporation or their affiliates as of December 31, 2002

TRUSTEE COMPENSATION

Each Independent Trustee receives a per meeting fee. ICON Funds currently pays each Independent Trustee a per meeting fee of $3,000, plus travel and other out-of-pocket expenses incurred by the Trustees in attending Board meetings. Annual Board fees may be reviewed periodically and changed by the Board. Dr. Callahan, as an "interested person" of the Trust receives no salary or fees from the Funds. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds' Trustees for the fiscal year ended September 30, 2002.

--------------------------------------------------------------------------------
Compensation Table
--------------------------------------------------------------------------------
                                         Aggregate Compensation From ICON Funds*
Name of Person and Position              (14 Funds Total)
--------------------------------------------------------------------------------
Craig T. Callahan, Chairman                       $0
--------------------------------------------------------------------------------
Glen F. Bergert, Trustee                     $10,500
--------------------------------------------------------------------------------
R. Michael Sentel, Trustee                   $10,500
--------------------------------------------------------------------------------
James W. Hire**                               $7,500
--------------------------------------------------------------------------------

TOTAL***                                     $28,500
--------------------------------------------------------------------------------

* The Trustees are also Trustees of four other ICON Funds (ICON Bond Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund). The Independent Trustees did not receive any compensation from these four ICON Funds during the fiscal year ended September 30, 2002 as the SEC registration for those Funds became effective on October 1, 2002. These other ICON Funds are registered with the SEC under a separate registration statement.

**   Mr. Hire resigned as a Trustee of the Board effective as of June 18, 2002.


*** Messrs. Pomeroy, Scott and Zeschin joined the Board in November 2002 and did not therefore receive any fees from the Funds for the fiscal year ended September 30, 2002.


TRUST OFFICERS

The Board elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

--------------------------------------------------------------------------------
Name  and Age               Position Held with Fund    Principal Occupation
                            and Length of Time Served  During Past Five Years
--------------------------------------------------------------------------------
Craig T. Callahan           President of the Trust     President (1998 to
Age:  51                    since its inception in     present) and Chief
                            1996.                      Investment Officer and
                                                       Director (1991 to
                                                       present) of Meridian
                                                       Investment Management
                                                       Corporation; President
                                                       (1998 to present),
                                                       Director (1991 to
                                                       present) and Vice
                                                       President (1991 to 1998)
                                                       of Meridian Clearing
                                                       Corporation; President
                                                       (1998 to present), Chief
                                                       Investment Officer and
                                                       Director (1994 to
                                                       present) and
                                                       Secretary/Treasurer
                                                       (1994 to 1998) of
                                                       Meridian Management &
                                                       Research Corporation.
--------------------------------------------------------------------------------
Erik L. Jonson              Vice President and Chief   Chief Financial Officer
Age:  52                    Financial Officer of the   (1996 to present) and
                            Trust since its inception  Vice President (1998 to
                            in 1996.                   present) of Meridian
                                                       Investment Management
                                                       Corporation; Chief
                                                       Financial Officer and
                                                       Secretary (1996 to
                                                       present) of Meridian
                                                       Management & Research
                                                       Corporation; Vice
                                                       President and Treasurer
                                                       (March 2002 to present),
                                                       Secretary/Treasurer,
                                                       (1998 to 2002) of
                                                       Meridian Clearing
                                                       Corporation.
--------------------------------------------------------------------------------
Andra C. Ozols              Vice President and         Vice President,  General
Age:  41                    Secretary of the Trust     Counsel and Secretary
                            since March 2002.  Vice    (March 2002 to present
                            President and Secretary    and January 1998 to
                            of the Trust in 1998.      October 1998) of
                                                       Meridian Investment
                                                       Management Corporation;
                                                       Vice President and
                                                       Secretary (March 2002 to
                                                       present) of Meridian
                                                       Clearing Corporation;
                                                       Vice President (1999 to
                                                       2002) and Assistant
                                                       General Counsel (October
                                                       1998 to February 2002),
                                                       Founders Asset Management
                                                       LLC; Branch Chief (1993
                                                       to 1995) and Enforcement
                                                       Attorney (1990 to 1995
                                                       and 1996 to 1998) U.S.
                                                       Securities and Exchange
                                                       Commission.
--------------------------------------------------------------------------------

As of December 31, 2002, the Trust's Trustees and Officers as a group owned less than 1% of the outstanding shares of each Fund.

The Trustees and Officers may be contacted at the Trust's address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.

--------------------------------------------------------------------------------
         THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Trust retains Meridian Investment Management Corporation, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund's investments. Meridian is a wholly owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Prior to January 2, 1999, Michael J. Hart and Dr. Craig T. Callahan each owned 50% of MM&R. In January 1999, Mr. Hart resigned and redeemed his shares of MM&R. As a result, Dr. Callahan became the sole owner of MM&R. He may be deemed to control Meridian due to his ownership of MM&R shares and his position as an officer and director of Meridian.

As shown in the table above, Mr. Jonson and Ms. Ozols hold positions with Meridian, its affiliates, and/or the Funds, but have no ownership positions with Meridian or its affiliates.

As compensation for its management services, the Funds are obligated to pay Meridian a management fee computed and accrued daily and paid monthly at an annual rate as follows:

Fund                                            Annual Management Fee

ICON Core Equity Fund                           0.75%
ICON Consumer Discretionary Fund                1.00%
ICON Energy Fund                                1.00%
ICON Financial Fund                             1.00%
ICON Healthcare Fund                            1.00%
ICON Industrials Fund                           1.00%
ICON Information Technology Fund                1.00%
ICON Leisure and Consumer Staples Fund          1.00%
ICON Materials Fund                             1.00%
ICON Telecommunications & Utilities             1.00%
ICON Asia-Pacific Region Fund                   1.00%
ICON North Europe Region Fund                   1.00%
ICON South Europe Region Fund                   1.00%
ICON Short-Term Fixed Income Fund               0.65%

The investment advisory fees for the ICON Core Equity Fund are calculated based on the Fund's net assets as a whole and are then allocated among the Fund's respective classes based on each class's relative net assets.

The Funds pay all of their expenses not assumed by Meridian, including fees and expenses of all members of the Board, compensation of the Trust's custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its officers and trustees with respect thereto.

Meridian has agreed to limit the expenses of the ICON Short-Term Fixed Income Fund so that daily accrued expenses do not exceed daily accrued income. This expense waiver may be terminated at any time by Meridian after November 30, 2003 upon 30 days' written notice of termination to the Fund's Board.

For the September 30 fiscal years end for 2002, 2001 and 2000, the management fees paid by each Fund were as follows:

Fund                                      Management Fee

                                          2002            2001          2000


ICON Core Equity Fund                     $   430,519     $191,174      N/A*
ICON Consumer Discretionary Fund          $ 1,842,592     $780,581      $463,947
ICON Energy Fund                          $   714,775     $492,200      $295,547
ICON Financial Fund                       $   609,333     $595,403      $435,253
ICON Healthcare Fund                      $   404,606     $359,886      $387,220
ICON Industrials Fund                     $ 1,073,841     $557,548      $212,663
ICON Information Technology Fund          $ 1,901,007     $996,991      $564,226
ICON Leisure and Consumer Staples Fund    $   862,569     $409,960      $181,431
ICON Materials Fund                       $   459,334     $245,084      $237,043
ICON Telecommunications & Utilities       $   202,022     $135,297      $ 72,478
Fund
ICON Asia-Pacific Region Fund             $   121,602     $187,744      $326,119
ICON North Europe Region Fund             $   133,584     $182,486      $294,019
ICON South Europe Region Fund             $    57,034     $ 78,990      $ 71,170
ICON Short-Term Fixed Income Fund         $    42,153^    $ 40,100      $ 35,324

* ICON Core Equity Fund's inception date was October 2000, after the end of the fiscal year ended September 30, 2000.
^    Net of fee waiver of $5,151.

Advisory Agreement

The advisory agreement between Meridian and the Trust on behalf of each of the Funds was approved by the shareholders of each Fund at a shareholders' meeting of the Trust held on October 9, 1996. The Board voted (including a majority of the Independent Trustees) and shareholder approval was given for the advisory agreement through October 1998. The advisory agreement has been renewed by the Board, including all the Independent Trustees, through September 2003. The agreement provides that it may be continued from year to year thereafter either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

In determining to renew the advisory agreement on August 12, 2002, the Board considered:

1. The nature, quality, and extent of services furnished by Meridian to each Fund, including:

     A. That the breadth and the quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the performance records of the Funds;

     B. That Meridian has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Meridian's investment and trading departments; and

     C. That the Board is satisfied with the research, portfolio management, and trading services being provided by Meridian to the Funds, and is charging fair, reasonable, and competitive fees.

2. The risks assumed by Meridian in providing investment advisory services to the Funds including the capital commitments which have been made in the past and which continue to be made by Meridian to ensure the continuation of the highest quality of service to the Funds is made with the recognition that the Funds' advisory relationship with Meridian can be terminated at any time and must be renewed on an annual basis.

3.   The fairness of fee arrangements, including:

     A. That upon review of the advisory fee structures of the Funds in comparison with other comparison fund groups, the levels of investment advisory fees paid by the Funds;

     B. That the expense ratios of the Funds are competitive and in many instances lower than those of competing Fund complexes; and

     C. That the advisory and other fees payable by the Funds to Meridian are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and may well be lower than fees arrived at solely from such arm's-length negotiation.

4.   Profitability to Meridian.

5.   The benefits to Meridian from serving as the Funds' adviser, including:

     A. That Meridian benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; the services provided by Meridian and its affiliates to the Funds are satisfactory, and whether the profits derived from providing the services are competitive and reasonable; and

     B. That Meridian receives research assistance from the use of soft dollars generated from Fund portfolio transactions; the Trustees noted that such research assists Meridian in providing quality investment advisory services to the Funds and other accounts to which it provides advisory services.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the advisory agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, Meridian had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which Meridian would perform would be within the range of what would have been negotiated at arm's length in light of the circumstances.

Meridian retains the right to use the name "ICON" in connection with another investment company or business enterprise with which Meridian is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of the advisory agreement and may be withdrawn by Meridian on ninety days written notice.

Meridian and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, Meridian serves as investment adviser to various private accounts. Meridian's officers include Craig T. Callahan, President and Chief Investment Officer; Erik L. Jonson, Vice President, Chief Financial Officer and Treasurer; Andra C. Ozols, Vice President, General Counsel and Secretary; Stephen C. Holmes, Vice President and Chief Sales and Marketing Officer; Dennis L. Engel, Vice President and Chief Operating Officer; and Bradley Williams, Vice President - Institutional Sales. The affiliations of Messrs. Callahan and Jonson and Ms. Ozols with the Trust are shown under the "Trustees and Officers" section of this SAI.

Meridian may make payments to banks or other financial institutions that provide shareholder services to Fund shareholders and administer shareholder accounts.

ADMINISTRATIVE SERVICES

Under a separate written agreement, Meridian (as "Administrator") provides day-to-day administrative services to the Trust. The Administrator provides the Trust with office space, facilities and simple business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. Meridian compensates all personnel, officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates. Below is a table which shows the administration fees paid by the Funds for the last three fiscal years.

                Fiscal Year Ended                   Administrative Fees
                    9/30/00                             $180,149
                    9/30/01                             $266,982
                    9/30/02                             $405,132

DISTRIBUTOR

Meridian Clearing Corporation ("MCC"), 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, is the exclusive agent for distribution of shares of the Funds. MCC is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered on a continuous basis.

Shares of all Funds, other than the ICON Core Equity Fund, are no-load and do not charge a Rule 12b-1 fee. The Trust has adopted a 12b-1 Plan for the two classes of the ICON Core Equity Fund - Class C and Class I. Pursuant to the 12b-1 Plan, the ICON Core Equity Fund pays for distribution and related services at an annual rate that may not exceed 1.00% of the average daily net assets of Class C shares of a Fund and 0.25% of the average daily net assets of Class I shares of the Fund. These fees may be used to pay directly, or to reimburse MCC for paying, expenses in connection with the distribution of the ICON Core Equity Fund's shares and related activities including: providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Funds' shares;

preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Board and as may be permitted by applicable statute, rule or regulation. The 12b-1 Plan adopted by the Trust compensates MCC regardless of expenses incurred by MCC.

The Board reviews expenditures made by the Distributor related to distribution of the ICON Core Equity Fund's shares on a quarterly basis. During the fiscal year ended September 30, 2002, the Distributor was compensated in conjunction with the sale and distribution of the ICON Core Equity Fund shares as follows:


FUND                                                12b-1 Fees

ICON Core Equity Fund - Class C                     $198,384
ICON Core Equity Fund - Class I                     $ 93,910

Total                                               $292,294

During the fiscal year ended September 30, 2002, MCC expended the following amounts in marketing the ICON Core Equity Fund's shares:

        Type of Expenses                              Amount of Expense

        Printing and mailing of prospectuses
        to persons other than current shareholders       $  6,955.44

        Payment of compensation to third parties
        for distribution and shareholders support
        services                                         $265,563.57

        Printing and mailing of annual reports to
        persons other than current shareholders          $ 18,343.51

        Total:                                           $290,862.52

The payments to third parties for distribution and shareholder support services indirectly included payments to Charles Schwab & Co., Inc., IMS, and FTC & Co., and directly included payments to National Investor Services Corporation which, to the knowledge of the Trust, owned 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.

The benefits that the Board believes are reasonably likely to flow to the ICON Core Equity Fund and its shareholders under the 12b-1 Plan includes, but are not limited to: (1) enhanced marketing effort which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Fund within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Fund; and (4) increased Fund assets which may result in reducing each shareholder's share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.

Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share class. In the event an expenditure may benefit both Fund classes, it is allocated among the Fund classes on an equitable basis.

The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan for the ICON Core Equity Fund was last approved and renewed on May 14, 2002 by the Board, including all the independent Trustees, for a one-year period. As to each class of the Fund's shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.

CUSTODIAN

U.S. Bank, N.A. (formerly Firstar Bank), Milwaukee, Post Office Box 701, Milwaukee, Wisconsin 53201, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

TRANSFER AGENT

U.S. Bancorp Mutual Fund Services (formerly Firstar Mutual Fund Services, LLC), Post Office Box 701, Milwaukee, Wisconsin 53201, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

INDEPENDENT ACCOUNTANTS AND COUNSEL

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent accountants for the Trust for the fiscal year ending September 30, 2003. The independent accountants are responsible for auditing the financial statements of each Fund and meeting with the Audit Committee. Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is independent legal counsel to the Trust and the Independent Trustees.

--------------------------------------------------------------------------------
                        PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

There is no sales charge on the purchase of Fund shares. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or by completing the application enclosed with the prospectuses. Shares of any Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. Investors may invest any amount as often as they wish; however, the minimum investment in any one Fund is $1,000. Subject to the minimum investment amount, shares may also be purchased by exchange.

The ICON Core Equity Fund offer two classes of shares: Class C and Class I. The public offering price for Class C and Class I shares is the net asset value per share of that Class. When purchasing Fund shares, you must specify which Class is being purchased. Class C shares have a 1.00% 12b-1 fee and Class I shares have a 0.25% 12b-1 fee. ICON Core Equity Fund shares may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Agents"). These Agents may receive different levels of compensation for selling different classes of ICON Core Equity Fund shares. Agents may impose certain conditions on their clients which are different from those described in the Trust's prospectuses and SAI's, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.

The Funds have authorized one or more brokers to accept purchase orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Funds' behalf. The Funds will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at the respective Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

The Funds have also authorized one or more brokers to accept redemption orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Funds' behalf. The Funds will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the respective Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

The Trust reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Trust. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

It is possible that in the future conditions may exist which would, in Meridian's opinion, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, Meridian may authorize payment to be made in portfolio securities or other property of the Funds. However, the Trust is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by Meridian based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

POLICY REGARDING MARKET TIMING ACTIVITIES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds or other funds in the ICON family of funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries.

During times of drastic economic or market conditions, the Fund may suspend Fund exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

--------------------------------------------------------------------------------
                 PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research products and provided include, without limitation:

o        Portfolio management and trading software
o        stock quote systems
o        financial information databases
o        reports of issuer regulatory filings
o        performance measurement systems
o        trading measurement services
o        data feeds from stock exchanges
o        computer and electronic access equipment
o        software programs

Some of the research products or services received by Meridian may have both a research function and a non-research administrative function (a "mixed use"). If Meridian determines that any research product or service has a mixed use, Meridian will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that Meridian determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by Meridian in hard dollars. Any such allocation may create a conflict of interest for Meridian.

Meridian generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind Meridian to compensate the selected brokerage firm for research provided.

Meridian may receive a benefit from the research products or services that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to Meridian in providing investment advice to other clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2002 was paid to brokers that provided research products or services to

Meridian, and it is expected that Meridian will continue to place portfolio transactions with firms that provide such products or services.

A Fund and one or more of the other Funds or clients to which Meridian serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by Meridian, subject to the general supervision of the Board.


The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Nasdaq traded securities are also increasingly being traded on an agency basis. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2002, 2001 and 2000.


Brokerage Commissions on Agency Transactions

Fund                             2002               2001             2000


ICON Core Equity                 $  283,397         $113,765         N/A*

ICON Consumer Discretionary      $  667,713         $303,869         $125,478

ICON Energy                      $  148,592         $149,539         $139,725

ICON Financial                   $  158,275         $213,222         $115,643

ICON Healthcare                  $  199,171         $134,449         $ 78,196

ICON Industrials                 $  358,282         $164,309         $ 34,454

ICON Information Technology
                                 $1,187,543         $258,784         $140,598
ICON Leisure and Consumer
Staples                          $  263,116         $191,190         $ 66,762

ICON Materials                   $  187,197         $ 99,562         $ 71,972

ICON Telecommunication &
Utilities                        $  190,681         $ 34,395         $  7,881

ICON Asia-Pacific Region         $    8,097         $ 36,584         $116,552

ICON North Europe Region         $   42,822         $ 43,006         $ 28,699

ICON South Europe Region         $    4,622         $ 24,023         $ 20,791

ICON Short-Term Fixed Income     $        0         $      0         $      0

* ICON Core Equity Fund's inception date was October 2000, after the end of the fiscal year ended September 30, 2000.

The differences in the amounts of brokerage commissions paid by the Funds in 2002 as compared to prior years are primarily attributable to Meridian's repositioning of Fund assets to different industries and/or sectors, increased cash flows in and out of the Funds, changes in the assets of the Funds, and differences in portfolio turnover rates.

The aggregate amount of transactions during the fiscal year ended September 30, 2002 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:

Fund                               Total Agency Transactions   Commissions Paid
                                                               on Transactions

ICON Core Equity Fund                      $35,366,326             $80,558
ICON Consumer Discretionary Fund          $148,419,949            $304,748
ICON Energy Fund                           $36,233,655             $12,835
ICON Financial Fund                        $18,565,257             $32,640
ICON Healthcare Fund                       $47,973,379             $83,185
ICON Industrials Fund                      $31,991,776             $83,665
ICON Information Technology Fund          $204,730,202            $284,298
ICON Leisure and Consumer Staples Fund     $17,003,345             $36,376
ICON Materials Fund                        $11,423,238             $36,997
ICON Telecommunication & Utilities Fund    $77,902,912            $150,270

During the last three years no officer, director or affiliated person of the Trust or Meridian traded with a Fund or received any commission arising out of such portfolio transactions.

During the fiscal year ended September 30, 2002, certain of the Funds held securities of their regular brokers or dealers as follows:

       Fund                       Broker                 Value as of 9/30/02

       ICON Financial Fund        Merrill Lynch & Co.             N/A
       ICON Core Equity Fund      Merrill Lynch & Co.             N/A
       ICON Financial Fund        Investment Technology        $2,908,444
                                  Group (ITG) Inc.
       ICON South Europe Region
       Fund                       UBS Warburg                  $  130,822

--------------------------------------------------------------------------------
                                  CAPITAL STOCK
--------------------------------------------------------------------------------

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.


The following sets forth as of December 31, 2002 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund's issued and outstanding shares:

                                                               Percentage of the
Name and Address of Record Owner  Fund Name                       Fund Owned
Charles Schwab & Co. Inc.
101 Montgomery St.                ICON Consumer Discretionary        7.11%
San Francisco, CA  94104-4122     Fund
                                  ICON Energy Fund                  37.22%
                                  ICON Financial Fund               19.28%
                                  ICON Healthcare Fund              23.75%
                                  ICON Information Technology Fund  32.82%
                                  ICON Leisure and Consumer
                                  Staples Fund                      12.48%
                                  ICON Materials Fund                5.62%
                                  ICON Short-Term Fixed Income
                                  Fund                               6.31%
                                  ICON Telecommunication &
                                  Utilities Fund                     5.53%
                                  ICON Core Equity Fund-Class I     21.43%

IMS & CO
PO Box 3865                       ICON Consumer Discretionary Fund  68.54%
Englewood, CO  80155-3865         ICON Energy Fund                  30.90%
                                  ICON Financial Fund               57.96%
                                  ICON Healthcare Fund              39.42%

                                                               Percentage of the
Name and Address of Record Owner  Fund Name                       Fund Owned
                                  ICON Industrials Fund             74.46%
                                  ICON Information Technolgy
                                  Fund                              23.43%
                                  ICON Leisure & Consumer Staples
                                  Fund                              61.72%
                                  ICON Materials Fund               72.41%
                                  ICON Asia-Pacific Region Fund     64.84%
                                  ICON North Europe Region Fund     69.98%
                                  ICON South Europe Region Fund     68.10%
                                  ICON Short-Term Fixed Income Fund 68.57%
                                  ICON Telecommunication &
                                  Utilities Fund                    75.11%
                                  ICON Core Equity Fund-Class I     16.86%

Turtle & Co.
C/O State Street Bank & Trust
P.O. Box 9427 Boston, MA 02209-9427
                                  ICON Asia-Pacific Region Fund      14.63%
                                  ICON North Europe Region Fund      16.82%
                                  ICON South Europe Region Fund      13.70%

These broker-dealers and/or trust company custodians hold the shares for the benefit of their customers. The Trust is not aware of any person who beneficially owns more than 5% of the outstanding shares of any of the Funds as of December 31, 2002. As of December 31, 2002, the Trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.


Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

--------------------------------------------------------------------------------
                                PRICING OF SHARES
--------------------------------------------------------------------------------

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 p.m. EST) on each day the Exchange is open for trading. The Exchange is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of Fund, or each class of Fund in the case of the ICON Core Equity Fund, is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Fund or class, less the Fund's liabilities (including accrued expenses) attributable to that Fund or class, by the number of outstanding shares of that Fund or class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of the ICON Core Equity Fund, the per share net asset value of each class will differ.

DOMESTIC  EQUITY  SECURITIES

A security listed or traded on a securities exchange or in the over-the counter market is valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available.

FOREIGN  SECURITIES

Foreign securities traded on foreign exchanges ordinarily are valued at the last quoted sale price available before the time when the Funds' assets are valued. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. If a security's price is available from more than one U.S. or foreign exchange, the exchange that is the primary market for the security will be used. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. London closing exchange rates are used to convert foreign currencies to U.S. dollars.

DEBT  INSTRUMENTS

Fixed income securities are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. Instruments for which vendor valuations are not available are valued by averaging the bid prices obtained from two active market makers in the security. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE

Securities for which quotations are not readily available, or other assets, shall be valued at fair market value as determined in good faith by the Board or pursuant to procedures approved by the Board.

PRICING SERVICES

The Board periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

OPTIONS


Option contracts are valued at their closing mid-price; mid-price is the average of the sum of the closing bid and closing ask prices. When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.


When the Funds purchase a put or call option on a stock index, the premium paid is included in the asset section of the Fund's Statement of Assets and Liabilities and subsequently adjusted to the current market value of the option. Thus, if the current market value of the option exceeds the premium paid, the excess is unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess is unrealized depreciation.

--------------------------------------------------------------------------------
                                 TAX STATUS
--------------------------------------------------------------------------------

TAXATION OF THE FUNDS IN GENERAL


Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year. The Funds intend to distribute substantially all of such income.

To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"), and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.


If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.


The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of that year plus (3) any undistributed income (not taxable to the Fund) from the preceding calendar year. Each Fund intends to make distributions necessary to avoid imposition of this excise tax.

The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.


TAXATION OF THE FUNDS' INVESTMENTS


A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in its income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such provisions and requirements generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less

(or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Some futures, foreign currency contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS


Dividends a Fund pays that are derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the disposition of certain market discount bonds (collectively "dividends"), are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund's net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) ("capital gain distribution") are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. A Fund's net distributions attributable to dividends on common or preferred stock of domestic issuers will qualify for the 70% dividends-received deduction available for corporate shareholders.

Distributions by a Fund will reduce the net asset value of its shares. If a distribution reduces the value of a shareholder's shares below their cost basis, the distribution nevertheless will be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution thus may receive a return of capital upon a distribution that will nevertheless be taxable to them.

A redemption of shares (including any exchange into another Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of any capital gain distribution(s) received on the shares.

A Fund may be required to withhold federal income tax at the rate of 30% in 2002 and 2003 (29% in 2004 and 2005 and 28% in 2006 - 2010) (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal

Revenue Service (the "IRS") that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


OTHER TAX CONSIDERATIONS


Distributions to a shareholder may be subject to state, local and non-U.S. taxes, depending on the shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes ("PFIC"), and the Fund does not elect to treat the PFIC as a "qualified electing fund" within the meaning of the Code or to "mark-to market" the marketable stake of any PFPC, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to an interest charge with respect to deferred taxes arising from those distributions or gains. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a "qualified electing fund" , the Fund will be required to include in its income each taxable year a portion of the ordinary income and net capital gain of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.


Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements related to a Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, "foreign taxes"). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. A Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


--------------------------------------------------------------------------------
                        YIELD AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The Trust may, from time to time, include the yield or total return of the Funds in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), and may also be expressed for other periods. These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

          P (1 + T)n = ERV
          where   P = a hypothetical initial payment of $1,000
                  T = the average annual total return
                  n = the number of years

          ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period

All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation. The after-tax return information does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts. After-tax rates of return are calculated pursuant to the following formula:

          P (1 + T)n = ATVd
          where   P = a hypothetical initial payment of $1,000
                  T = the average annual total return (after taxes on
                      distribution)
                  n = the number of years
          ATVd = the ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Quotations of yield for the ICON Short-Term Fixed Income Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         YIELD = 2[(1 + a-b)6 - 1]
                        ---
                        cd

         where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
               d = the maximum offering price per share on the last day of the period.

The yield for the 30-day period ended September 30, 2002, for the ICON Short-Term Fixed Income Fund was 0.44%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns include applicable sales loads. Actual after-tax returns depend on the investor's individual tax situation. The after-tax return information does not apply to Fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

The following were the average annual total returns of each Fund's Classes of shares for the 1, 5, and 10 year (or Life of Fund) periods ended September 30, 2002, including average annual returns after taxes on distributions, and after taxes on distributions and redemptions:


                             Aggregate Total       Average Annual       Average Annual        Average Annual
                             Return Since          Total Return         Total Return          Total Return
Fund                         Inception             for One Year         for 5 Years           Since Inception
-------------------------    -----------------     ----------------     -----------------     ------------------

ICON CORE EQUITY FUND
Inception Date:
Class C
11/28/00
Class C  returns  before          -4.26%                -4.07%              N/A                    -2.34%
taxes
Class  C  returns  after          -5.10%                -4.91%              N/A                    -2.81%
taxes on distributions
Class  C  returns  after          -3.68%                -2.37%                                     -2.02%
taxes  on  distributions
and sale of fund shares
Inception Date:
Class I
10/12/00
Class I  returns  before          -2.84%                -3.23%              N/A                    -1.46%
taxes
Class  I  returns  after          -3.69%                -4.07%              N/A                    -1.89%
taxes on distributions
Class  I  returns  after          -2.55%                -1.86%              N/A                    -1.30%
taxes  on  distributions
and sale of fund shares
ICON CONSUMER
DISCRETIONARYFUND
Inception Date:
7/9/97
Returns before taxes               3.60%                12.95%               -1.14%                 0.68%
Returns  after  taxes on           2.76%                12.95%               -1.30%                 0.52%
distributions
Returns  after  taxes on           2.52%                 7.95%               -0.97%                 0.48%
distributions  and  sale
of fund shares


                             Aggregate Total       Average Annual       Average Annual        Average Annual
                             Return Since          Total Return         Total Return          Total Return
Fund                         Inception             for One Year         for 5 Years           Since Inception
-------------------------    -----------------     ----------------     -----------------     ------------------
ICON ENERGY FUND
Inception Date:
11/5/97
Returns before taxes              31.14%                 5.03%              N/A                     5.68%
Returns  after  taxes on          27.31%                 4.97%              N/A                     5.05%
distributions
Returns  after  taxes on          23.71%                 3.09%              N/A                     4.44%
distributions  and  sale
of fund shares
ICON FINANCIAL FUND
Inception Date:
7/1/97
Returns before taxes              38.13%               -11.88%                5.62%                 6.34%
Returns  after  taxes on          18.42%               -17.20%                2.42%                 3.27%
distributions
Returns  after  taxes on          22.47%                -6.24%                3.28%                 3.94%
distributions  and  sale
of fund shares
ICON HEALTHCARE FUND
Inception Date:
2/24/97
Returns before taxes              75.39%                -5.63%                8.29%                10.55%
Returns  after  taxes on          49.14%                -6.98%                4.83%                 7.40%
distributions
Returns  after  taxes on          47.86%                -2.80%                5.16%                 7.24%
distributions  and  sale
of fund shares


                             Aggregate Total       Average Annual       Average Annual        Average Annual
                             Return Since          Total Return         Total Return          Total Return
Fund                         Inception             for One Year         for 5 Years           Since Inception
-------------------------    -----------------     ----------------     -----------------     ------------------

ICON INDUSTRIALS FUND
Inception Date:
5/9/97
Returns before taxes              -4.98%                -6.90%               -5.18%                -0.94%
Returns  after  taxes on         -11.28%                -6.90%               -6.48%                -2.19%
distributions
Returns  after  taxes on          -6.73%                -4.24%               -4.58%                -1.28%
distributions  and  sale
of fund shares
ICON INFORMATION
TECHNOLOGY FUND
Inception Date:
2/18/97
Returns before taxes              72.09%               -23.33%                5.84%                10.15%
Returns  after  taxes on          37.68%               -23.33%                1.22%                 5.86%
distributions
Returns  after  taxes on          63.52%               -14.33%                5.51%                 9.16%
distributions  and  sale
of fund shares
ICON  LEISURE & CONSUMER
STAPLES
Inception Date:
5/9/97
Returns before taxes              73.67%                18.90%                8.88%                10.77%
Returns  after  taxes on          56.89%                18.90%                6.69%                 8.71%
distributions
Returns  after  taxes on          52.71%                11.60%                6.49%                 8.16%
distributions  and  sale
of fund shares


                             Aggregate Total       Average Annual       Average Annual        Average Annual
                             Return Since          Total Return         Total Return          Total Return
Fund                         Inception             for One Year         for 5 Years           Since Inception
-------------------------    -----------------     ----------------     -----------------     ------------------
ICON MATERIALS FUND
Inception Date:
5/5/97
Returns before taxes             -39.86%                 0.06%              -11.21%                -8.97%
Returns  after  taxes on         -41.20%                -0.10%              -11.61%                -9.36%
distributions
Returns  after  taxes on         -32.47%                 0.05%               -8.65%                -7.01%
distributions  and  sale
of fund shares
ICON TELECOMMUNICATION
& UTILITIES FUND
Inception Date:
7/9/97
Returns before taxes              19.47%               -22.05%                2.36%                 3.46%
Returns  after  taxes on         -11.73%               -22.33%               -3.65%                -2.36%
distributions
Returns  after  taxes on           5.01%               -13.49%               -0.01%                 0.94%
distributions  and  sale
of fund shares
ICON ASIA-PACIFIC
REGION FUND
Inception Date:
2/25/97
Returns before taxes             -43.00%               -16.29%              -10.52%                -9.55%
Returns  after  taxes on         -43.08%               -16.41%              -10.55%                -9.58%
distributions
Returns  after  taxes on         -34.43%                -9.99%               -8.02%                -7.27%
distributions  and  sale
of fund shares


                             Aggregate Total       Average Annual       Average Annual        Average Annual
                             Return Since          Total Return         Total Return          Total Return
Fund                         Inception             for One Year         for 5 Years           Since Inception
-------------------------    -----------------     ----------------     -----------------     ------------------
ICON    NORTH     EUROPE
REGION FUND
Inception Date:
2/18/97
Returns before taxes             -14.67%               -16.94%               -5.06%                -2.79%
Returns  after  taxes on         -22.26%               -17.23%               -6.81%                -4.39%
distributions
Returns  after  taxes on         -11.14%               -10.36%               -3.83%                -2.08%
distributions  and  sale
of fund shares
ICON    SOUTH     EUROPE
REGION FUND
Inception Date:
2/20/97
Returns before taxes              -1.50%                -8.76%               -3.71%                -0.27%
Returns  after  taxes on         -11.27%                -8.84%               -5.70%                -2.11%
distributions
Returns  after  taxes on          -4.48%                -5.37%               -3.55%                -0.81%
distributions  and  sale
of fund shares
ICON  SHORT-TERM   FIXED
INCOME FUND
Inception Date:
2/7/97
Returns before taxes              23.70%                 0.96%                3.72%                 3.84%
Returns  after  taxes on          10.52%                 0.67%                1.63%                 1.79%
distributions
Returns  after  taxes on          12.32%                 0.59%                1.97%                 2.08%
distributions  and  sale
of fund shares

Performance information for a Fund may be compared in reports and promotional literature to: (i) the Standard & Poor's 1500 SuperComposite Index ("S & P 1500"), S&P 1500 Industry Indexes, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by independent research firms that rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons, that rank mutual funds on overall performance or other criteria, such as Lipper Analytical Services, Money, Morningstar, Kiplinger's Personal Finance, CDA Weisenberger, Financial World, Wall Street Journal, U.S. News, Barron's, USA Today, Business Week, Investor's Business Daily, Fortune, Mutual Funds Magazine and Forbes; and (iii) the
Consumer Price Index (a measure for inflation), to assess the real rate of return from an investment in the Funds. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Other unmanaged indices that may be used by the Funds in providing comparison data of performance and shareholder service include National Association of Securities Dealers Automated Quotations, New York Stock Exchange, Morgan Stanley Capital International, and Merrill Lynch.

Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

In conjunction with performance reports, comparative data between the Funds' performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

Rankings, ratings, and comparisons of investment performance made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources of Fund performance information and articles about the Funds include, but are not limited to, the following:

         Barron's
         Business Week
         CNBC
         CNN
         Financial Times
         Forbes
         Fortune

         Ibbotson Associates, Inc.
         Individual Investor
         Institutional Investor
         Investment Company Data, Inc.
         Investor's Business Daily
         Kiplinger's Personal Finance
         Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis Louis Rukeyser's Mutual Funds
         Money
         Morningstar
         Smart Money
         The New York Times
         USA Today
         Wall Street Journal

From time to time, advertising materials for the Funds may include commentary relating to investment strategy, asset growth, current or past business, political, economic, or financial conditions and other matters of general interest to investors, biographical information relating to the Funds' Investment Committee, and may refer to, or include business, political, economic, or financial conditions and other matters of general interest to investors. Materials also may discuss or portray the principles of dollar-cost-averaging.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust

Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

CODE OF ETHICS

The Funds, Meridian, and MCC have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Code"). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser's other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

                                    APPENDIX

Ratings of Corporate Bonds

     The following are nationally recognized statistical rating organizations ("NRSROs"): Fitch IBCA, Duff & Phelps ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Thompson Bankwatch, Inc. ("TBW").

     Guidelines for Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

     The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

Moody's. The characteristics of these debt obligations rated by Moody's are generally as follows:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Ratings of Preferred Stock

Moody's. The characteristics of these securities rated by Moody's are generally as follows:

     "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's. The characteristics of these securities rated by S&P are generally as follows:

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

     The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody's, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), and TBW-1 (TBW).

     Description of Moody's commercial paper ratings. Among the factors considered by Moody's in assigning commercial paper ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

     Description of S&P's commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

     A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

     A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

PART C.  OTHER INFORMATION

ITEM 23.   EXHIBITS

(a) (1) Master Trust Agreement dated September 19, 1996, is incorporated by reference from Registrant's Initial Registration Statement on Form N-1A filed with the Commission on October 28, 1996 (the "Initial Registration Statement").

     (2) Amendment No. 1 to Master Trust Agreement dated October 24, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

     (3) Amendment No. 2 to the Master Trust Agreement dated December 18, 1996 is incorporated by reference from Pre-effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed with the Commission on December 19, 1996 ("Pre-effective Amendment").

     (4) Amendment No. 3 to the Master Trust Agreement dated February 18, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

     (5) Amendment No. 4 to the Master Trust Agreement dated June 28, 2000 is incorporated by reference from Post-Effective Amendment No. 8 to Registrant's Registration Statement filed September 25, 2000.

     (6) Amendment No. 5 to the Master Trust Agreement dated August 16, 2000 is incorporated by reference from Post-Effective Amendment No. 9 to Registrant's Registration Statement filed November 30, 2000.

     (7) Amendment No. 6 to the Master Trust Agreement dated February 13, 2001 is incorporated by reference from Post-Effective Amendment No. 11 to Registrant's Registration Statement filed November 30, 2001.

     (8) Amendment No. 7 to the Master Trust Agreement dated August 1, 2001 is incorporated by reference from Post-Effective Amendment No. 11 to Registrant's Registration Statement filed November 30, 2001.

     (9) Amendment No. 8 to the Master Trust Agreement dated May 14, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (10) Amendment No. 9 to the Master Trust Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

(b)  By-Laws  dated  October  9,  1996,  are   incorporated  by  reference  from
     Registrant's Initial Registration Statement.

(c) Relevant parts, including Article V of the Master Trust Agreement dated September 19, 1996 are incorporated by reference from Registrant's Initial Registration Statement. Other instruments defining rights of security holders - Not applicable.

(d) Advisory Agreement between Registrant and Meridian Investment Management Corporation dated October 9, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

     (1) Investment Advisory Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.


     (2) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 15 to Registrant's Registration Statement filed November 27, 2002.


(e) Distribution Agreement among Registrant, Meridian Investment Management Corporation, and Meridian Clearing Corporation dated December 1, 1999 is incorporated by reference from Post-Effective amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

     (1) Amendment to Schedule A dated July 9, 2002 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (2) Amendment to Schedule A dated September 1, 2002 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

(f)  Bonus or profit sharing contracts - Not applicable

(g) (1) Custodian Agreement between Registrant and Firstar Trust Company dated October 9, 1996, including Global Custody arrangement with Chase Manhattan Bank effective October 9, 1996 are incorporated by reference from Registrant's Initial Registration Statement.

     (2) Amendment to Custodian Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (3) Amendment to Custodian Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (4)  Amendment to Custodian Agreement dated July 9, 2002 is incorporated by
          reference  from  Post-Effective   Amendment  No.  13  to  Registrant's
          Registration Statement filed July 11, 2002.

     (5)  Amendment  to  Custodian   Agreement   dated   September  1,  2002  is
          incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (6) May 2, 2001 Amendment to Global Custody Agreement with J.P. Morgan Chase is incorporated by reference from Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed January 29, 2002.

(h) (1) Administrative Services Agreement between Registrant and Meridian Investment Management Corporation dated March 1, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

     (2) Transfer Agent Agreement between Registrant and Firstar Trust Company dated October 9, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

          (a) Amendment to Transfer Agent Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (b) Amendment to Transfer Agent Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (c) Amendment to Transfer Agent Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (d) Amendment to Transfer Agent Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (3) Fund Accounting Servicing Agreement between Registrant and Firstar Trust Company dated October 9, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

          (a) Amendment to Fund Accounting Servicing Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (b) Amendment to Fund Accounting Servicing Agreement January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (c) Amendment to Fund Accounting Servicing Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (d) Amendment to Fund Accounting Servicing Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No.14 to Registrant's Registration Statement filed September 30, 2002.

     (4) Fulfillment Servicing Agreement between Registrant and Firstar Mutual Fund Services LLC dated November 10, 1998 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (a) Amendment to Fulfillment Servicing Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (b) Amendment to Fulfillment Servicing Agreement dated February 7, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (c) Amendment to Fulfillment Servicing Agreement January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (d) Amendment to Fulfillment Servicing Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (e) Amendment to Fulfillment Servicing Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

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

     (5) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

(i) Opinion and Consent of Kirkpatrick & Lockhart is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

(j)  (1)  Consent of PricewaterhouseCoopers  LLP, is filed  herewith as Exhibit
          (j)(1).


     (2) Powers of Attorney for Trustees and Officers dated November 12, 2002 are incorporated by reference from Post-Effective Amendment No. 15 to Registrant's Registration Statement filed November 27, 2002.


(k)  Omitted financial statements - Not applicable.

(l) Copy of Letter of Initial Stockholder is incorporated by reference to the Pre-effective Amendment.

(m) Amended and Restated Rule 12b-1 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (1) Amendment to Schedule A dated September 1, 2002 to Amended and Restated Rule 12b-1 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

(n) Amended and Restated Rule 18f-3 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (1) Amendment to Exhibit A dated September 1, 2002 to Amended and Restated Rule 18f-3 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

(p) Code of Ethics effective January 17, 2002 for ICON Funds, the Advisor and related entities is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled "The Investment Adviser, Distributor and Other Service Providers."

ITEM 25.   INDEMNIFICATION

Under Article VI of the Registrant's Master Trust Agreement, each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant (a "Covered Person") shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registrant's investment adviser, administrator and distributor is incorporated by reference to the Prospectuses and SAI contained in Part A and Part B of this Registration Statement at the sections entitled "The Funds' Investment Manager " in the Prospectuses, and "The Investment Adviser, Distributor and Other Service Providers" in the SAI.

ITEM 27.  PRINCIPAL UNDERWRITERS

Meridian Clearing Corporation is the Registrant's principal underwriter. It is not an underwriter for any other investment company.

Craig T. Callahan, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 owns 100% of Meridian Management and Research Corporation (MM&R). MM&R owns 100% of the Adviser. Dr. Callahan is the President and Chief Investment Officer of the Adviser. Dr. Callahan is a Trustee, Officer and President of the Funds.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 5299 DTC Boulevard Suite 1200, Greenwood Village, CO 80111 and/or by the Registrant's Custodian (US Bank N.A.), and the Registrant's transfer and shareholder service agent, US Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29.   MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

None.

ITEM 30.   UNDERTAKINGS

Not Applicable.

INDEX to EXHIBITS ITEM DESCRIPTION


EXHIBIT      DESCRIPTION



(j)(1)       Consent of Independent Accountants dated January 28, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement (File No. 333-14927) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwood Village, State of Colorado, on the 29th day of January, 2003.

Attest:                                 ICON FUNDS


/s/ Andra C. Ozols                      By:  /s/ Craig T. Callahan
-------------------------------         ---------------------------------------
Andra C. Ozols                          Craig T. Callahan
Vice President and Secretary            President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                    TITLE                        DATE

/s/ Craig T. Callahan         President and Trustee        January 29, 2003
-------------------------     ---------------------        --------------------

/s/ R. Michael Sentel*        Trustee                      January 29, 2003
-------------------------     ---------------------        --------------------

/s/ Glen F. Bergert*          Trustee                      January 29, 2003
-------------------------     ---------------------        --------------------

/s/ John C. Pomeroy*          Trustee                      January 29, 2003
-------------------------     ---------------------        --------------------

/s/ Gregory Kellam Scott*     Trustee                      January 29, 2003
-------------------------     ---------------------        --------------------

/s/ Jonathan F. Zeschin*      Trustee                      January 29, 2003
------------------------      ---------------------        --------------------

/s/ Erik L. Jonson            Vice President, Chief
                              Accounting Officer           January 29, 2003
------------------------      and Chief Financial Officer  --------------------

/s/ Andra C. Ozols            Vice President and Secretary January 29, 2003
------------------------      ---------------------------  --------------------

By:  /s/ Andra C. Ozols
      Andra C. Ozols
      Attorney-in-Fact*

*Original Powers of Attorney authorizing Andra C. Ozols, Erik L. Jonson and Charles W. Lutter, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above-named trustees and officers of the Registrant was filed with this Post-Effective Amendment No. 15.